As filed with the Securities and Exchange Commission on January 23, 2026
Securities Act File No.
333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-2

REGISTRATION STATEMENT	☒
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

Oaktree Specialty Lending Corporation
(Registrant Exact Name as Specified in Charter)

333 South Grand Ave., 28th Floor
Los Angeles,
CA
90071
(Address of Principal Executive Offices (Number, Street, City, State, Zip Code))

(213) 830-6300
(Registrant’s Telephone Number, including Area Code)
Mary Gallegly
Oaktree Specialty Lending Corporation
333 South Grand Ave., 28th Floor
Los Angeles,
CA
90071
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copies to:
William J. Tuttle, P.C.
Eri
n M.
Lett
Kirkland & Ellis LLP
1301 Pennsylvania Avenue NW
Washington, D.C. 20004
Tel: (202) 389-5000
From time to time after the effective date of this Registration Statement
(Approximate Date of Commencement of Proposed Public Offering)

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☒
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective
(check appropriate box):
☐	when declared effective pursuant to Section 8(c).
If appropriate, check the following box
:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:      .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:      .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:      .

Check each box that appropriately characterizes the Registrant
:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

1

Oaktree Specialty Lending Corporation
Common Stock
Debt Securities
Warrants
Subscription Rights

We are a specialty finance company dedicated to providing customized, one-stop credit solutions to companies with limited access to public or syndicated capital markets. We were formed in late 2007 and operate as a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a Business Development Company under the Investment Company Act, of 1940, as amended. Our investment objective is to generate current income and capital appreciation by providing companies with flexible and innovative financing solutions, including first lien loans (which may include “unitranche” loans and “last out” first lien loans, which are loans that are second priority behind “first out” first lien loans), and second lien loans, unsecured and mezzanine loans, bonds, preferred equity and certain equity co-investments. We may also seek to generate capital appreciation and income through secondary investments at discounts to par in either private or syndicated transactions. Our portfolio may also include certain structured finance and other non-traditional structures. We generally invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” and “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.
Oaktree Fund Advisors, LLC, or Oaktree, serves as our investment adviser. Oaktree Fund Administration, LLC, or Oaktree Administrator, serves as our administrator. Oaktree is an affiliate of, and Oaktree Administrator is a subsidiary of, Oaktree Capital Management, L.P., a leader among global investment managers and headquartered in Los Angeles, California, focused on less efficient markets and alternative investments.
We may offer, from time to time in one or more offerings, shares of our common stock, debt securities, warrants representing rights to purchase common stock or debt securities or subscription rights to purchase common stock, which we refer to, collectively, as the “securities.” We may offer our securities in certain amounts, at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus, the applicable prospectus supplement and any free writing prospectuses carefully before you invest in our securities.
Our securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such securities.
Our common stock is traded on the Nasdaq Global Select Market under the symbol “OCSL.” On January 20, 2026 and September 30, 2025, the last reported sale price of our common stock on the Nasdaq Global Select Market was $12.67 and $13.05 per share, respectively. We determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of September 30, 2025 was $16.64.

An investment in our securities involves certain risks, including, among other things, the risk of leverage and risks relating to investments in securities of small, private and developing businesses. Shares of closed-end investment companies frequently trade at a discount to their net asset value per share. If our shares trade at a discount to their net asset value, this will likely increase the risk of loss to purchasers of our common stock. You should review carefully the risks and uncertainties, including the risk of leverage and dilution, described in the section titled “
Risk Factors
” beginning on page
7
 of this prospectus or otherwise incorporated by reference herein and included in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus before investing in our securities.
This prospectus and any accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities. Please read this prospectus and any accompanying prospectus supplement before investing and keep them for future reference. We file periodic reports, current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 333 South Grand Ave., 28th Floor, Los Angeles, CA 90071 or by calling us collect at (213) 830-6300 or on our website at
oaktreespecialtylending.com.
Except for the documents incorporated by reference into this prospectus, information on our website is not incorporated into or a part of this prospectus or any related prospectus supplement. The Securities and Exchange Commission also maintains a website at
www.sec.gov
that contains such information.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

Prospectus dated January 23, 2026

ABOUT THIS PROSPECTUS
This
prospectus is part of an automatic registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer our securities, from time to time, in one or more offerings or series, on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained or incorporated by reference in this prospectus. Please carefully read this prospectus, any accompanying prospectus supplement, any free writing prospectus and the documents incorporated by reference in this prospectus and any accompanying prospectus supplement before you make an investment decision.
No dealer, salesperson or other person is authorized to give any information or to represent anything not contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained or incorporated by reference in this prospectus and any accompanying prospectus supplement is accurate as of their respective dates. Our financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained or incorporated by reference in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

i

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including the section entitled “Risk Factors” and any information incorporated by reference herein, before making a decision to invest in our securities.
Unless otherwise noted, the terms:

•	“we,” “us,” “our” and the “Company” refer to Oaktree Specialty Lending Corporation;

•	“Oaktree” and “our Adviser” refer to Oaktree Fund Advisors, LLC, our external investment adviser;

•	“Oaktree Administrator” refers to Oaktree Fund Administration, LLC, our administrator;

•
“Syndicated Facility” refers to our senior secured revolving credit facility, as amended and/or restated from time to time, pursuant to a Senior Secured Revolving Credit Agreement with the lenders party thereto, ING Capital LLC, as administrative agent, ING Capital LLC, JPMorgan Chase Bank, N.A., BofA Securities, Inc. and MUFG Union Bank, N.A., as joint lead arrangers and joint bookrunners, and JPMorgan Chase Bank, N.A. and Bank of America, N.A., as syndication agents; and

•
“Unsecured Notes” collectively refers to (i) our 2.700% notes due 2027 issued in May 2021 in an aggregate principal amount of $350.0 million that mature on January 15, 2027, (ii) our 7.100% notes due 2029 issued in August 2023 in an aggregate principal amount of $300.0 million that mature on February 15, 2029 and (iii) our 6.340% notes due 2030 issued in February 2025 in an aggregate principal amount of $300.0 million that mature on February 27, 2030.

Oaktree Specialty Lending Corporation
We are a specialty finance company dedicated to providing customized, one-stop credit solutions to companies with limited access to public or syndicated capital markets. We were formed in late 2007 and currently operate as a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a Business Development Company under the Investment Company Act of 1940, as amended, or the Investment Company Act. In addition, we have qualified and elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code, for tax purposes. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or net realized capital gains that we distribute to our stockholders if we meet certain source-of-income, income distribution and asset diversification requirements.
We are externally managed by Oaktree pursuant to an investment advisory agreement, as amended from time to time, or the Investment Advisory Agreement, between us and Oaktree. Oaktree Administrator, a subsidiary of Oaktree Capital Management, L.P., or OCM, provides certain administrative and other services necessary for us to operate.
Our investment objective is to generate current income and capital appreciation by providing companies with flexible and innovative financing solutions, including first lien loans (which may include “unitranche” loans and “last out” first lien loans, which are loans that are second priority behind “first out” first lien loans), and second lien loans, unsecured and mezzanine loans, bonds, preferred equity and certain equity co-investments. We may also seek to generate capital appreciation and income through secondary investments at discounts to par in either private or syndicated transactions. Our portfolio may also include certain structured finance and other non-traditional structures. We invest in companies that typically possess resilient business models with strong underlying fundamentals. We intend to deploy capital across credit and economic cycles with a focus on long-term
results, which we believe will enable us to build lasting partnerships with financial sponsors and management teams, and we may seek to opportunistically take advantage of dislocations in the financial
markets and other situations that may benefit from our Adviser’s credit and structuring expertise. Sponsors may include financial sponsors, such as an institutional investor or a private equity firm, or a strategic entity seeking to invest in a portfolio company
Our Adviser is generally focused on middle-market companies, which we define as companies with enterprise values of between $100 million and $750 million. We expect our portfolio to include a mix of first and second lien loans, including asset backed loans, unitranche loans, mezzanine loans, unsecured loans, bonds, preferred equity and certain equity co-investments. Our portfolio may also include certain structured finance and other non-traditional structures. We generally invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” and “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.
Our portfolio totaled $2.8 billion at fair value as of September 30, 2025 and was composed of 143 portfolio companies. These included debt investments in 124 companies, equity investments in 35 companies and our investments in Senior Loan Fund JV I, LLC, or SLF JV I, a joint venture through which we and Trinity Universal Insurance Company, a subsidiary of Kemper Corporation, or Kemper, co-invest in senior secured loans of middle-market companies and other corporate debt securities, and OCSI Glick JV LLC, or the Glick JV, a joint venture through which we and GF Equity Funding 2014 LLC, or GF Equity Funding, co-invest primarily in senior secured loans of middle-market companies. 18 of our equity investments were in companies in which we also had a debt investment. At fair value, 94.6% of our portfolio consisted of debt investments, including our debt investments in SLF JV I and Glick JV, and 85.9% of our portfolio consisted of senior secured loans as of September 30, 2025. The weighted average annual yield of our debt investments at fair value as of September 30, 2025, including the return on our debt investments in SLF JV I and Glick JV, was approximately 9.8%, including 8.9% representing cash payments. The weighted average annual yield of our total investments at fair value as of September 30, 2025, including the return on our debt investments and equity investments, was approximately 9.4%
. The weighted average annual yield of our debt investments and total investments is determined before the payment of, and therefore does not take into account, our expenses and the payment by an investor of any stockholder transaction expenses, and does not represent the return on investment for our stockholders.
We are permitted to, and expect to continue to, finance our investments through borrowings. However, as a Business Development Company, subject to certain limited exceptions, we are currently only allowed to borrow amounts in accordance with the asset coverage requirements in the Investment Company Act. We generally expect to target a long-term debt to equity ratio of 0.90x to 1.25x (i.e., one dollar of equity for each $0.90 to $1.25 of debt outstanding). As of September 30, 2025, we had a net debt to equity ratio of 0.97x (i.e., one dollar of equity for each $0.97 of debt outstanding). At a special meeting of stockholders held on June 28, 2019, our stockholders approved the application of the reduced asset coverage requirements in Section 61(a)(2) of the Investment Company Act to us, effective as of June 29, 2019. As a result of the reduced asset coverage requirement, we can incur $2 of debt for each $1 of equity.
Our Adviser
We are externally managed and advised by Oaktree, a registered investment adviser under the Investment Advisers Act of 1940, as amended. The principal executive offices of Oaktree are located at 333 South Grand Avenue, 28 th
Floor, Los Angeles, CA 90071. Oaktree, subject to the overall supervision of our Board of Directors, manages our day-to-day operations, and provides investment advisory services to us pursuant to the Investment Advisory Agreement.

Oaktree is an affiliate of OCM, a leader among global investment managers specializing in alternative investments. Formed in April 1995 and headquartered in Los Angeles, California, Oaktree’s senior executives and the investment professionals of our Adviser and its affiliates have focused on less efficient markets and alternative investments for the past 39 years. Oaktree’s origins in private credit began in the mezzanine financing space providing junior capital primarily to private equity-owned companies beginning in 2001. Oaktree has developed over 200 sponsor relationships since then, and over 81% of sponsor backed deals have been done with sponsors with whom Oaktree has previously transacted. Oaktree emphasizes an opportunistic, value-oriented and risk-controlled approach to investments in real estate, opportunistic credit, corporate debt (including mezzanine finance, high yield debt and senior loans), control investing, convertible securities, listed equities and multi-strategy solutions.
The primary firm-wide goal of our Adviser and OCM is to achieve attractive returns while bearing less than commensurate risk. Our Adviser believes that it can achieve this goal by taking advantage of market inefficiencies in which financial markets and their participants fail to accurately value assets or fail to make available to companies the capital that they reasonably require.
Our Adviser and its affiliates believe that their defining characteristic is adherence to the highest professional standards, which has yielded several important benefits. First and foremost, this characteristic has allowed our Adviser and its affiliates to attract and retain a talented group of investment professionals, or the Investment Professionals, as well as accounting, valuation, legal, compliance and other administrative professionals. As of September 30, 2025, our Adviser and its affiliates had more than 1,400 professionals in 26 cities and 18 countries, including a deep and broad credit platform drawing from more than 375 highly experienced investment professionals with significant origination, structuring and underwriting expertise. Specifically, the Strategic Credit group that is primarily responsible for implementing our investment strategy consists of approximately 40 Investment Professionals led by Armen Panossian, our Chief Executive Officer and Co-Chief Investment Officer, who focus on the investment strategy employed by our Adviser and certain of its affiliates. Second, it has permitted the investment team to build strong relationships with brokers, banks and other market participants. These institutional relationships have been instrumental in strengthening access to trading opportunities, to understanding the current market, and to executing the investment team’s investment strategies. OCM aims to attract, motivate and retain talented employees (both Investment Professionals and accounting, valuation, legal, compliance and other administrative professionals) by making them active participants in, and beneficiaries of, the platform’s success. In addition to competitive base salaries, all OCM employees share in the discretionary bonus pool. An employee’s participation in the bonus pool is based on the overall success of our Adviser and its affiliates and the individual employee’s performance and level of responsibility.
Our Adviser and its affiliates provide discretionary investment management services to other managed accounts and investment funds, which may have overlapping investment objectives and strategies with our own and, accordingly, may invest in asset classes similar to those targeted by us. The activities of such managed accounts and investment funds may raise actual or potential conflicts of interest.
Oaktree’s Ownership
Oaktree’s asset management business is indirectly controlled by Oaktree Capital Holdings, LLC, or OCH (which changed its name on March 15, 2024 from Atlas OCM Holdings, LLC). As of September 30, 2025, approximately 74% of the Oaktree business is indirectly owned by Brookfield Corporation and Brookfield Asset Management Ltd., which we refer to collectively as Brookfield, and the remaining approximately 26% is owned by current and former Oaktree executives and employees (including certain related persons and trusts/investment entities). Brookfield’s ownership interest in the Oaktree business is held through Brookfield Oaktree Holdings, LLC, or BOH, OCH and related entities. The current and former Oaktree executives and employees (including certain related persons and trusts/investment entities) hold their interests through Oaktree Capital Group Holdings, L.P., or OCGH, Oaktree Equity Plan, L.P. and Oaktree Equity Plan II, L.P.
Brookfield Asset Management Transaction
On March 13, 2019, Brookfield Asset Management Inc., or Brookfield Inc., and OCGH announced that they had entered into an agreement pursuant to which Brookfield Inc. would acquire a majority interest in Oaktree’s business. The transaction closed on September 30, 2019. Upon the closing of the transaction, Brookfield Inc. acquired approximately 61.2% of the Oaktree business and BOH’s Class A common units ceased to be publicly traded. In addition to acquiring all outstanding Class A common units held by the public, Brookfield Inc. purchased all remaining equity interests held by the outside institutional investors who had acquired equity in 2004 and 2007 and a portion of the non-public equity interests held by current and former Oaktree executives and employees. Both Brookfield Inc. and Oaktree continue to operate their respective businesses independently, partnering to leverage their strengths, with each remaining under its prior brand and led by its prior management and investment teams. In connection with the 2019 transaction, Brookfield Inc. agreed to purchase the remainder of Oaktree’s business over a number of years from the current and former Oaktree executives and employees who own those equity interests. Such sales have occurred annually since 2020, with Brookfield Inc. acquiring an incremental 13.0% interest in Oaktree’s business.
As part of the 2019 transaction, after an initial period of up to seven years from the date of the transaction closing, Brookfield would have had the right to appoint a majority of Oaktree’s board of directors and assume control of Oaktree’s business if it chose to do so. On October 13, 2025, Oaktree and Brookfield announced that they have agreed on a proposed transaction whereby Brookfield will acquire the approximately 26% interest in Oaktree that it does not already own such that, upon completion of the proposed transaction, Brookfield will own 100% of Oaktree. The transaction is expected to close in the first quarter of 2026. Following the closing of such transaction, Brookfield will have the right to appoint a majority of Oaktree’s board of directors and assume control of Oaktree’s business if it chooses to do so.
Strategic Credit
Our Adviser’s affiliates officially launched the Strategic Credit strategy in early 2013 as a step-out from the Distressed Debt strategy to capture attractive investment opportunities that appear to offer too little return for distressed debt investors, but may pose too much uncertainty for high-yield bond creditors. The strategy seeks to achieve an attractive total return by investing in public and private revenue-generating, performing debt.
Strategic Credit focuses on U.S. and non-U.S. investment opportunities that arise from pricing inefficiencies that occur in the primary and secondary markets or from the financing needs of healthy companies with limited access to traditional lenders or public markets. Typical investments will be in high yield bonds and senior secured loans for borrowers that are in need of direct loans, rescue financings, or other capital solutions or that have had challenged or unsuccessful primary offerings.
The Investment Professionals employ a fundamental, value-driven opportunistic approach to credit investing, which seeks to benefit from the resources, relationships and proprietary information of the global investment platform of our Adviser and its affiliates.
Our Administrator
We entered into an administration agreement, as amended from time to time, or the Administration Agreement, with Oaktree Administrator. The principal executive offices of Oaktree Administrator are located at 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071. Pursuant to the Administration Agreement,

Oaktree Administrator provides services to us, and we reimburse Oaktree Administrator for costs and expenses incurred by Oaktree Administrator in performing its obligations under the Administration Agreement and providing personnel and facilities thereunder.
Corporate Information
Our principal executive offices are located at 333 South Grand Avenue, 28 th
Floor, Los Angeles, CA 90071, and our telephone number is (213) 830-6300. Our corporate website is located at
www.oaktreespecialtylending.com
. Except for the documents incorporated by reference into this prospectus, information on our website is not incorporated into or a part of this prospectus or any related prospectus supplement.
Bellwether Asset Management, Inc.
Bellwether Asset Management, Inc., or Bellwether, a privately held firm focusing on real estate asset management, asset management support services, underwriting and due diligence services as well as providing surveillance, reporting, analytics and other support services for real estate investments that are held by certain Oaktree managed or sub-advised funds and accounts, or collectively, Other Oaktree Funds, and may also be a service provider to the Company and/or its portfolio companies and joint ventures. Oaktree believes that Bellwether’s support helps maximize efficiency within the real estate investment teams by allowing Investment Professionals to focus their efforts on areas that can drive value within a fund’s portfolio. Bellwether was formed in 2013 and was engaged by the Other Oaktree Funds initially on an exclusive basis with the goal of improving and standardizing asset-level reporting and analytics used by Oaktree to monitor the operating performance of Oaktree’s real estate portfolios while maintaining the confidentiality of Oaktree’s information, maintaining controls over expenses incurred by the Other Oaktree Funds to produce necessary reporting and ensuring accountability of the Bellwether team for the work they performed. Bellwether was retained by Other Oaktree Funds consistent with authority established to retain third-party service providers generally and to incur costs and expenses associated therewith.
Following Bellwether’s initial formation and development, Oaktree continued to look for ways to improve Oaktree’s process for making real estate investments and managing those investments through disposition. This led to Bellwether developing additional services that it could provide to Oaktree’s funds and growing its employee base and the scope of its internal expertise to support the expanded service offerings. Consistent with Oaktree’s goals for supporting its real estate funds, the Company and Other Oaktree Funds may use Bellwether for reporting, data collection and management, analytics, research and related portfolio surveillance services. Bellwether may also perform additional services historically performed by Oaktree’s operating partners, servicers, brokers or other third-party vendors, or, in some cases, services performed by Oaktree’s asset management team or more junior members of Oaktree’s investment teams as well as other internal support functions, including but not limited to valuation services, investor relations and client services and marketing services. While Oaktree will retain all decision-making responsibilities, it may delegate execution responsibility to Bellwether, as it would with any third-party asset manager or servicer responsible for particular portfolio assets. In such cases, the Bellwether employees handling such responsibilities will be monitored by Oaktree Investment Professionals and act within guidelines or parameters set by Oaktree. The decision to buy, sell, invest additional capital or refinance a portfolio asset will always remain with Oaktree or, in the case of the Company, with the Adviser.
Subject to the supervision of the Adviser and the limitations of the Investment Company Act, in addition to surveillance, monitoring and reporting, Bellwether may support the Adviser’s personnel by providing asset management services required by the Company, assisting and managing cash flow modeling, reforecasting for assets or a full portfolio and valuations, assisting with underwriting and due diligence analytics and support prior to the time an investment is made by the Company, assisting with general transaction management and support in connection with approving and closing investments, assisting with product development (including preparation of marketing collateral), assisting with arranging financing and management of the financing (or refinancing) for the Company and/or the assets of the Company, assisting with client reporting and assisting with accounting and tax services relating to investments and investment holding structures below the Company. Bellwether may also help monitor construction activities at development properties as a specialized piece of its broader surveillance functions. In addition, the Company may engage Bellwether to work in support of the Adviser’s personnel or third-party service providers on investment sales processes, transaction structuring or legal matters related to making or exiting investments, market research and appraisal and valuation services. The foregoing list is intended to provide a sense of the general types of services that may be performed by Bellwether. However, it will not remain fixed and should be expected to change over time as determined by the Adviser in its sole discretion (subject to approval of the Board of Directors, if required by applicable law). The Adviser will continue to review the investment processes for Oaktree’s real estate portfolios, including the Company’s portfolio, if applicable, from time to time and in connection with such reviews may expand Bellwether’s role (or the roles of other service providers) in the future.
By investing in the Company, shareholders will be deemed to have agreed that the Adviser, subject to approval by the Board of Directors, if required by applicable law, can select Bellwether to provide, at the Company’s expense, the services described herein as well as other services that the Adviser may determine in the future (without further consent). Other Oaktree Funds have been Bellwether’s primary or exclusive source of revenue since its founding. Bellwether may be engaged exclusively by the Company and Other Oaktree Funds or may continue seeking to expand its activities with non-Oaktree clients. Oaktree may hire Bellwether employees or Bellwether may hire Oaktree employees, consistent with the evolving practice described above around seeking the most efficient manner in which to provide the support required for the real estate investment activities of the Company and Other Oaktree Funds. In the event that an Oaktree employee whose compensation was previously borne by Oaktree or the Adviser becomes employed by Bellwether, that individual’s compensation will be paid by Bellwether and may therefore be borne, in whole or in part, indirectly by the Company and/or Other Oaktree Funds using Bellwether’s services though the fees charged by Bellwether to the Company and/or such Other Oaktree Funds. In addition, certain Bellwether employees may make use of Oaktree office space or Oaktree employees may make use of Bellwether office space, whether on a temporary, periodic or long-term basis.
While Oaktree believes that its relationship with Bellwether enhances the services Oaktree can offer to the Company and Other Oaktree Funds in a cost-efficient manner, the relationship may present conflicts of interest in the decision making process of whether to perform work within Oaktree or to use Bellwether, and there may be conflicts of interest among the Company and Other Oaktree Funds driven by the fact that Bellwether performs services for Other Oaktree Funds in addition to the Company. Bellwether is owned by its senior management and Oaktree does not participate in the profits or losses realized by Bellwether (though certain Other Oaktree Funds may have the right to share in a portion of the profits generated by Bellwether from services provided to non-Oaktree clients via rebates or offsets to costs incurred by such Other Oaktree Funds). Costs, fees and expenses relating to the services provided by Bellwether are borne by the funds and accounts to which such services are provided. Any costs, fees and expenses allocated to the Company will be treated as a Company expense borne by the Company (whether paid by the Company directly, by a portfolio company or venture, or by Oaktree and subsequently reimbursed by the Company). While such costs, fees and expenses are believed by Oaktree to be reasonable and generally at or below market rates for the relevant third-party services provided, the extensive relationship with Bellwether and the specialized nature of its services (many of which have been customized specifically to meet the needs of Oaktree and its funds in ways that other providers may not offer) may result in such costs, fees and expenses not always being comparable to those charged for such services by other third parties.

FEES AND EXPENSES
Information under the caption “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities – Fees and Expenses” in our most recent Annual Report on Form 10-K is incorporated by reference herein.
RISK FACTORS
An investment in any securities offered pursuant to this prospectus and any accompanying prospectus supplement involves substantial risks. You should carefully consider the risk factors incorporated by reference herein from our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q and the other information contained in this prospectus, as updated, amended or superseded by our subsequent filings under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the risk factors and other information contained in any accompanying prospectus supplement or free writing prospectus before acquiring any of such securities. The occurrence of any of these risks could materially and adversely affect our business, prospects, financial condition, results of operations and cash flow and might cause you to lose all or part of your investment in the offered securities. The risks described in these documents are not the only risks we face, and there may be additional risks that we do not presently know of or that we currently consider not likely to have a significant impact. New risks may emerge at any time and we cannot predict such risks or estimate the extent to which they may affect our business or our financial performance.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements in this prospectus and any accompanying prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement may include statements as to:

•	our future operating results and distribution projections;

•	the ability of Oaktree to implement Oaktree’s future plans with respect to our business and to achieve our investment objective;

•	the ability of Oaktree and its affiliates to attract and retain highly talented professionals;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments and additional leverage we may seek to incur in the future;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the cost or potential outcome of any litigation to which we may be party; and

•	the impact of current global economic conditions, including those caused by inflation, an elevated (but decreasing) interest rate environment and geopolitical events or all of the foregoing.
In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus, and any accompanying prospectus supplement, involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and any accompanying prospectus supplement.
Other factors that could cause actual results to differ materially include:

•
changes or potential disruptions in our operations, the economy, financial markets or political environment, including those caused by tariffs and trade disputes with other countries, inflation and an elevated interest rate environment;

•
risks associated with a possible disruption in our operations, the operations of our portfolio companies or the economy generally due to terrorism, war or other geopolitical conflict, natural disasters, pandemics or cybersecurity incidents;

•
future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to Business Development Companies or RICs; and

•	other considerations that may be disclosed from time to time in our publicly disseminated documents and filings.
We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and the forward looking statements contained in our periodic reports are excluded from the safe-harbor protection provided by Section 21E of the Exchange Act.

USE OF PROCEEDS
We intend to use substantially all of the net proceeds from selling our securities to make investments in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement and for general corporate purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings, including borrowings under the Syndicated Facility and to redeem or repurchase the Unsecured Notes.
We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within three to six months of such offering. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. The prospectus supplement relating to an offering will more fully identify the use of proceeds from any offering.
BUSINESS
The information contained under the caption “
Item 1. Business
” in our most recent Annual Report on Form 10-K is incorporated by reference herein.
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information contained under the caption “
Management’s Discussion and Analysis of Financial Condition and Results of Operations
” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q is incorporated by reference herein.
FINANCIAL HIGHLIGHTS
The information contained under the caption “
Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities – Financial Highlights
” in our most recent Annual Report on Form 10-K is incorporated by reference herein.
SENIOR SECURITIES
The information contained under the caption “
Item 8. Consolidated Financial Statements and Supplementary Data – Notes to Consolidated Financial Statements – Note 11. Financial Highlights – Senior Securitie
s” in our most recent Annual Report on Form 10-K is incorporated by reference herein.

PRICE RANGE OF COMMON STOCK
The following table sets forth, for each fiscal quarter during the last two most recently completed fiscal years and the current fiscal year, our net asset value, or NAV, per share (where it has been determined), the range of high and low sales prices of our common stock as reported on the Nasdaq Global Select Market and the premium (discount) of such sales prices to our NAV.

		Sales Price		Premium (Discount) of High Sales Price to NAV (2)	Premium (Discount) of Low Sales Price to NAV (2)
	NAV (1)	High	Low
Year ended September 30, 2024
First quarter	$19.14	$20.79	$18.41	8.6%	(3.8)%
Second quarter	$18.72	$21.64	$18.95	15.6%	1.2%
Third quarter	$18.19	$19.95	$18.58	9.7%	2.1%
Fourth quarter	$18.09	$18.93	$15.56	4.6%	(14.0)%
Year ended September 30, 2025
First quarter	$17.63	$16.66	$14.95	(5.5)%	(15.2)%
Second quarter	$16.75	$16.29	$14.89	(2.7)%	(11.1)%
Third quarter	$16.76	$15.63	$12.50	(6.7)%	(25.4)%
Fourth quarter	$16.64	$14.77	$12.66	(11.2)%	(23.9)%
Year ending September 30, 2026
First quarter	*	$14.31	$12.44	*	*
Second quarter (through January 20, 2026)	*	$13.06	$12.41	*	*

*	Not determinable at the time of filing.
(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price less NAV per share, divided by NAV per share.

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PORTFOLIO COMPANIES
The
following table sets forth certain information as of September 30, 2025, for each portfolio company in which we had a debt or equity investment. Our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observation or participation rights we may receive. For example, certain of our officers may serve as members of the boards of certain of our portfolio companies.

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Control Investments								(8)(9)

C5 Technology Holdings, LLC	Data Processing & Outsourced Services
850 W. Jackson Boulevard Chicago, IL 60607		829 Common Stock Units	82.90%			—	—	(15)(23)
		34,984,460.37 Preferred Units				34,984	25,889	(15)(23)
						34,984	25,889

Continental Intermodal Group LP	Oil & Gas Storage & Transportation
5049 Edwards Ranch Rd Fort Worth, TX 76109		3,137,476.2 Preferred Units				3,137	3,671	(15)(23)
		22,267,660.70 Common Stock Units	52.45%			16,172	10,466	(15)(23)
						19,309	14,137

Dominion Diagnostics, LLC	Health Care Services
211 Circuit Dr North Kingstown, RI 02852		First Lien Term Loan, SOFR+5.00% cash due 8/28/2025			6,967	4,968	5,351	(6)(15)(20)
		First Lien Term Loan, SOFR+6.50% cash due 8/28/2025			12,779	13,151	—	(6)(15)(20)
		30,030.80 Common Stock Units in DD Healthcare Services Holdings, LLC	69.24%			15,222	—	(15)(23)
						33,341	5,351

OCSI Glick JV LLC	Multi-Sector Holdings
333 S Grand Ave, 28th Floor Los Angeles, CA 90071		Subordinated Debt, SOFR+4.50% cash due 10/20/2028		8.94%	58,349	53,123	46,060	(6)(11)(14)(15)(19)
		87.50% equity interest	87.50%			—	—	(11)(14)(16)(19)(23)
						53,123	46,060

Senior Loan Fund JV I, LLC	Multi-Sector Holdings
333 S Grand Ave, 28th Floor Los Angeles, CA 90071		Subordinated Debt, SOFR+7.00% cash due 12/29/2028		11.44%	112,656	112,656	112,656	(6)(11)(14)(15)(19)
		87.50% equity interest	87.50%			54,791	11,946	(11)(12)(14)(16)(19)(23)
						167,447	124,602

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Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

SIO2 Medical Products, Inc.	Metal, Glass & Plastic Containers
2250 Riley Street Auburn, AL 36832		First Lien Term Loan, 12% PIK due 8/3/2028			3,756	3,346	1,130	(15)(20)
		First Lien Term Loan, 12% PIK due 8/3/2028			20,187	17,103	6,074	(15)(20)
		First Lien Term Loan, 12% PIK due 8/3/2028			4,002	3,643	1,204	(15)(20)
		First Lien Term Loan, 12% PIK due 8/3/2028			1,804	1,648	543	(15)(20)
		First Lien Term Loan, 12% PIK due 8/3/2028			1,755	1,576	528	(15)(20)
		First Lien Term Loan, 12% PIK due 8/3/2028			842	776	842	(15)(20)
		First Lien Term Loan, 12% PIK due 8/3/2028			825	776	825	(15)(20)
		First Lien Term Loan, 12% PIK due 8/3/2028			563	543	563	(15)(19)(20)
		1,184,630 Common Stock Units	24.50%			40,094	—	(15)(23)
		66,686 Common Stock Warrants				—	—	(15)(23)
						69,505	11,709

Affiliate Investments								(17)

All Web Leads, Inc.	Advertising
7300 FM 2222, Bldg 2, Suite 100 Austin, TX 78730		First Lien Term Loan, SOFR+4.00% cash, 2.00% PIK due 9/29/2026		6.10%	1,724	1,695	1,650	(6)(15)
		First Lien Term Loan, SOFR+5.00% cash, 2.00% PIK due 3/29/2027		7.10%	3,711	3,626	3,533	(6)(15)
		First Lien Term Loan, 10.00% PIK due 3/29/2028			3,914	3,027	3,347	(15)(20)
		First Lien Revolver, SOFR+4.00% cash due 3/30/2026		8.10%	1,440	1,427	1,386	(6)(15)(19)
		11,498.53 Common Stock Units	14.37%			1,622	1,622	(15)(23)
						11,397	11,538

Assembled Brands Capital LLC	Specialized Finance
76 Greene Street New York, NY 10012		12,463,242 Common Stock Units	8.61%			1,963	1,496	(15)(23)
		78,045.22 Common Stock Warrants				—	—	(15)(23)
						1,963	1,496

The Avery 333 S Grand Ave, 28th Floor	Real Estate Operating Companies
Los Angeles, CA 90071		First Lien Term Loan, 10.00% PIK due 2/16/2028			5,250	4,028	3,438	(15)(20)
		First Lien Term Loan, 10.00% PIK due 2/16/2028			21,677	16,663	14,197	(15)(20)
		6.4% equity interest	6.40%			—	—	(15)(23)
						20,691	17,635

Telestream 2 LLC	Application Software
848 Gold Flat Rd Nevada City, CA 95959		First Lien Term Loan, SOFR+6.25% cash due 6/7/2028		10.54%	17,123	17,123	17,123	(6)(15)
		First Lien Revolver, SOFR+8.25% cash due 6/7/2028			—	(37)	—	(6)(15)(19)
		744,491 Common Stock Units	7.44%			7,207	7,207	(15)(23)
						24,293	24,330

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Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Non-Control/Non-Affiliate Investments								(18)

107-109 Beech OAK22 LLC 175 Broadway Floor 1 Paterson, NJ 07505	Real Estate Development
		First Lien Revolver, 11.00% cash due 2/27/2026		11.00%	16,173	16,142	16,098	(15)(19)
						16,142	16,098

1261229 BC LTD	Pharmaceuticals
4822 Walsh Ave Terrace, BC V8G 1Y9 Canada		First Lien Term Loan, SOFR+6.25% cash due 10/8/2030		10.41%	19,551	19,104	19,313	(6)(11)
		Fixed Rate Bond, 10.00% cash due 4/15/2032		10.00%	9,100	9,100	9,335	(11)
						28,204	28,648

A.T. Holdings II Ltd.	Biotechnology
4-1 Kioicho Chiyoda-ku, Tokyo 102-0094 Japan		First Lien Revenue Interest Financing Term Loan, 8.28% PIK due 9/13/2029		5.97%	23,563	22,888	22,915	(11)(15)(21)
						22,888	22,915

A.T. Holdings II SÀRL	Biotechnology
Biopôle route de la Corniche 3b 1066 Epalinges Switzerland		First Lien Term Loan, 22.50% PIK due 4/30/2024			6,569	4,405	6,536	(11)(15)(20)
						4,405	6,536

ACESO Holding 4 S.A.R.L.	Health Care Services
Boulevard Royal 53 L-2449 Luxembourg Luxembourg		First Lien Term Loan, EURIBOR+5.75% cash due 9/27/2031		7.87%	€4,204	4,847	4,849	(6)(11)(15)
		First Lien Term Loan, EURIBOR+5.75% cash due 9/27/2031		7.87%	€16,817	18,450	19,398	(6)(11)(15)
		First Lien Term Loan, EURIBOR+5.75% cash due 9/30/2031		7.87%	€12,405	14,258	14,309	(6)(11)(15)
						37,555	38,556

Acquia Inc.	Application Software
53 State Street, 10th Floor Boston, MA 02109		First Lien Term Loan, SOFR+6.00% cash due 10/30/2026		10.43%	6,400	6,397	6,400	(6)(15)
		First Lien Term Loan, SOFR+6.00% cash due 10/30/2026		10.43%	25,332	25,306	25,332	(6)(15)
		First Lien Revolver, SOFR+6.00% cash due 10/30/2026		10.45%	2,709	2,704	2,709	(6)(15)
						34,407	34,441

ADB Companies, LLC	Construction &
18777 Highway 66 Pacific, MO 63069	Engineering	First Lien Term Loan, SOFR+7.50% cash, 1.00% PIK due 7/1/2026		10.76%	2,723	2,721	2,642	(6)(15)
		First Lien Term Loan, SOFR+7.50% cash, 1.00% PIK due 7/1/2026		10.76%	784	783	761	(6)(15)
		First Lien Term Loan, SOFR+7.50% cash, 1.00% PIK due 7/1/2026		10.76%	14,272	14,260	13,845	(6)(15)
						17,764	17,248

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

ADC Therapeutics SA	Biotechnology
Biopôle route de la Corniche 3B 1066 Épalinges, Switzerland		First Lien Term Loan, SOFR+7.50% cash due 8/15/2029		11.65%	6,589	6,402	6,491	(6)(11)(15)
		1,365,722 Common Stock Units	1.21%			—	—	(11)(23)
		28,948 Common Stock Warrants				174	34	(11)(15)(23)
						6,576	6,525

AIP RD Buyer Corp.	Distributors
8280 Montgomery Rd Cincinnati, OH 45236		17,870 Common Stock Units	0.42%			1,733	3,134	(15)(23)
						1,733	3,134

Alvogen Pharma US, Inc.	Pharmaceuticals
44 Whippany Road, Suite 300 Morristown, NJ 07960		Second Lien Term Loan, SOFR+10.50% cash, 8.00% PIK due 3/1/2029		6.50%	2,737	2,735	2,737	(6)(15)
						2,735	2,737

Alvotech Holdings S.A.	Biotechnology
Sæmundargata 15 102 101 Reykjavík Iceland		76,023 Common Stock Units	0.02%			76	623	(11)(23)
		70,820 Common Stock Units				283	67	(11)(13)(15)(23)
						359	690

Arches Buyer Inc. 1300 W Traverse Pkwy Lehi, UT 84043	Interactive Media & Services
		First Lien Term Loan, SOFR+5.50% cash due 12/6/2027		9.66%	47,093	46,702	47,093	(6)(15)
						46,702	47,093

ASP Integrity Acquisition Co LLC	Diversified Support Services
7600 Whitepine Rd Richmond, VA 23237		First Lien Term Loan, SOFR+5.00% cash due 3/6/2032		9.13%	15,048	14,841	14,576	(6)(15)
		First Lien Term Loan, SOFR+5.00% cash due 3/6/2032			—	(17)	(79)	(6)(15)(19)
		First Lien Revolver, PRIME+4.00% cash due 3/6/2031		11.25%	315	277	226	(6)(15)(19)
						15,101	14,723

ASP-R-PAC Acquisition Co LLC 132 W 36th Street New York, NY 10018	Paper & Plastic Packaging Products & Materials
		First Lien Term Loan, SOFR+6.00% cash due 12/29/2027		10.57%	8,942	8,852	8,816	(6)(11)(15)
		First Lien Term Loan, SOFR+6.00% cash due 12/29/2027		10.31%	666	661	656	(6)(11)(15)
		First Lien Revolver, SOFR+6.00% cash due 12/29/2027		10.28%	816	799	801	(6)(11)(15)(19)
						10,312	10,273

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

Astra Acquisition Corp.	Application Software
5201 Congress Avenue Boca Raton, FL 33487		First Lien Term Loan, SOFR+6.75% cash due 2/25/2028			8,836	8,368	3,535	(6)(15)(20)
		First Lien Term Loan, SOFR+5.25% cash due 10/25/2028			12,537	9,901	—	(6)(15)(20)
						18,269	3,535

Asurion, LLC	Property & Casualty Insurance
1101 Church Street Nashville, TN 37203		First Lien Term Loan, SOFR+4.25% cash due 8/19/2028		8.51%	19,847	19,805	19,933	(6)
						19,805	19,933

athenahealth Group Inc.	Health Care Technology
311 Arsenal Street Watertown, MA 02472		21,523 Shares of Series A Preferred Stock				21,617	31,086	(12)(15)(23)
						21,617	31,086

ATNX SPV, LLC	Pharmaceuticals
1001 Main Street, Suite 600 Buffalo, NY 14203		First Lien Revenue Interest Financing Term Loan due 5/31/2031			13,958	13,986	13,818	(11)(15)(21)
						13,986	13,818

Aurelia Netherlands B.V.	Interactive Media & Services
Wibautstraat 224 1097 DN Amsterdam Netherlands		First Lien Term Loan, EURIBOR+4.75% cash due 5/29/2031		6.78%	€47,682	53,229	55,886	(6)(11)(15)
						53,229	55,886

Aurora Lux Finco S.À.R.L.	Airport Services
Rue de Bitbourg 19 1273 Luxembourg Luxembourg		First Lien Term Loan, SOFR+6.00% cash due 12/24/2026		10.10%	31,348	31,217	31,348	(6)(11)(15)
						31,217	31,348

AVSC Holding Corp.	Specialized Consumer Services
5100 North River Road, Suite 300 Schiller Park, IL 60176		First Lien Term Loan, SOFR+5.00% cash due 12/5/2031		9.16%	55,927	54,940	54,892	(6)(15)
		First Lien Revolver, SOFR+5.00% cash due 12/5/2029			—	(101)	(105)	(6)(15)(19)
						54,839	54,787

BAART Programs, Inc.	Health Care Services
1720 Lakepointe Drive, Suite 117 Lewisville, TX 75057		First Lien Term Loan, SOFR+5.00% cash due 6/11/2027			3,189	3,159	2,794	(6)(15)(20)
		First Lien Term Loan, SOFR+5.00% cash due 6/11/2027			1,239	1,242	1,085	(6)(15)(20)
		Second Lien Term Loan, SOFR+8.50% cash due 6/11/2028			6,452	6,386	2,323	(6)(15)(20)
		Second Lien Term Loan, SOFR+8.50% cash due 6/11/2028			8,920	8,817	3,211	(6)(15)(20)
						19,604	9,413

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

Barracuda Parent, LLC	Systems Software
3175 Winchester Blvd Campbell, CA 95008		First Lien Term Loan, SOFR+6.50% cash due 8/15/2029		10.81%	15,448	15,041	14,791	(6)(15)
						15,041	14,791

Bayou Intermediate II, LLC	Health Care Supplies
200 Bellevue Parkway, Suite 210 Wilmington, DE 19809		First Lien Term Loan, SOFR+4.75% cash due 9/30/2032		8.91%	13,176	13,044	13,044	(6)(15)
		First Lien Term Loan, SOFR+4.75% cash due 9/30/2032			—	(18)	(18)	(6)(15)(19)
		First Lien Revolver, SOFR+4.75% cash due 9/30/2032			—	(19)	(19)	(6)(15)(19)
						13,007	13,007

Berner Food & Beverage, LLC	Soft Drinks & Non-alcoholic
2034 E Factory Rd Dakota, IL 61018	Beverages	First Lien Term Loan, SOFR+6.50% cash due 7/30/2027		10.96%	39,831	39,728	39,181	(6)(15)
		First Lien Term Loan, SOFR+6.50% cash due 7/30/2027		10.67%	4,368	4,337	4,297	(6)(15)
		First Lien Revolver, SOFR+6.50% cash due 7/30/2026		10.96%	1,844	1,835	1,802	(6)(15)(19)
						45,900	45,280

BioXcel Therapeutics, Inc.	Pharmaceuticals
555 Long Wharf Dr New Haven, CT 06511		First Lien Term Loan, 13.00% cash due 4/19/2027		13.00%	3,084	3,083	2,696	(11)(15)
		First Lien Term Loan, 13.00% cash due 4/19/2027		13.00%	7,439	7,355	6,505	(11)(15)
		First Lien Term Loan, 13.00% cash due 4/19/2027		13.00%	—	—	—	(11)(15)(19)
		First Lien Term Loan, 13.00% cash due 4/19/2027		13.00%	—	—	—	(11)(15)(19)
		26,654 Common Stock Units	0.13%			—	68	(11)(23)
		2,044 Common Stock Warrants				225	3	(11)(15)(23)
		586 Common Stock Warrants				—	1	(11)(15)(23)
						10,663	9,273

Blazing Star Parent, LLC	Drug Retail
108 Wilmot Road Deerfield, IL 60015		First Lien Term Loan, SOFR+7.00% cash due 8/28/2030		11.20%	30,447	29,700	29,698	(6)(15)
						29,700	29,698

Blumenthal Temecula, LLC	Automotive Retail
40910 Temecula Center Dr Temecula, CA 92591		1,708,618 Preferred Units in Unstoppable Automotive AMV, LLC				1,711	2,512	(15)(23)
		394,297 Preferred Units in Unstoppable Automotive AMV, LLC				395	560	(15)(23)
		394,297 Common Stock Units in Unstoppable Automotive AMV, LLC	3.43%			424	63	(12)(15)(23)
						2,530	3,135

1
7

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

BOTA BIDCO GMBH	Diversified Chemicals
Dr. Hans-Lebach-Str. 6 15537 Erkner Germany		First Lien Term Loan, EURIBOR+4.00% cash due 10/31/2029		5.90%	€4,066	4,003	4,622	(6)(11)(15)
		First Lien Term Loan, EURIBOR+4.50% cash due 10/31/2030		6.41%	€16,260	15,983	18,150	(6)(11)(15)
						19,986	22,772

Carlyle Global Market Strategies	Multi-Sector Holdings
1001 Pennsylvania Ave NW Washington, DC 20004		CLO Notes, SOFR+7.50% cash due 10/21/2037		11.83%	3,575	3,731	3,658	(6)(11)
						3,731	3,658

Centralsquare Technologies, LLC	Application Software
1000 Business Center Dr Lake Mary, FL 32746		First Lien Term Loan, SOFR+6.25% cash, 3.38% PIK due 4/12/2030		7.03%	13,159	12,922	13,141	(6)(15)
		First Lien Revolver, SOFR+5.75% cash due 4/12/2030			—	(27)	(1)	(6)(15)(19)
						12,895	13,140

CIELO BIDCO LIMITED	Building Products
Unit a2 Cradley Business Park Overend Road Cradley Heath B64 7DW England		First Lien Term Loan, EURIBOR+4.75% cash due 6/30/2032			—	(16)	(15)	(6)(11)(15)(19)
		First Lien Term Loan, SONIA+4.75% cash due 6/30/2032		8.72%	£10,313	13,839	13,755	(6)(11)(15)
		First Lien Term Loan, EURIBOR+4.75% cash due 6/30/2032		6.65%	€2,395	2,770	2,788	(6)(11)(15)
						16,593	16,528

Connect Holding II LLC	Alternative Carriers
1120 S Tryon St, Suite 700 Charlotte, NC 28203		First Lien Term Loan, SOFR+4.25% cash due 4/3/2031		8.40%	15,800	14,480	14,392	(6)
		Fixed Rate Bond, 10.50% cash due 4/3/2031		10.50%	3,812	3,700	3,812
						18,180	18,204

Conviva Inc.	Application Software
989 E. Hillsdale Blvd., Suite 400 Foster City, CA 94404		417,851 Shares of Series D Preferred Stock				605	894	(15)(23)
						605	894

CoreRx, Inc.	Pharmaceuticals
14205 Myerlake Cir Clearwater, FL 33760		First Lien Term Loan, SOFR+7.50% cash due 4/6/2029		11.50%	6,494	6,380	6,478	(6)(15)
						6,380	6,478

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

Coupa Holdings, LLC	Application Software
1855 South Grant Street San Mateo, CA 94402		First Lien Term Loan, SOFR+5.25% cash due 2/7/2030		9.56%	12,993	12,787	12,993	(6)(15)
		First Lien Term Loan, SOFR+5.25% cash due 2/7/2030			—	(15)	—	(6)(15)(19)
		First Lien Revolver, SOFR+5.25% cash due 2/7/2029			—	(13)	—	(6)(15)(19)
						12,759	12,993

Creek Parent, Inc.	Life Sciences Tools &
14 Schoolhouse Road Somerset, NJ 08873	Services	First Lien Term Loan, SOFR+5.00% cash due 12/18/2031		9.14%	47,745	47,003	46,843	(6)(15)
		First Lien Revolver, SOFR+5.00% cash due 12/18/2031			—	(107)	(131)	(6)(15)(19)
						46,896	46,712

Crewline Buyer, Inc.	Application Software
301 Commerce Street, Suite 3300 Fort Worth, TX 76102		First Lien Term Loan, SOFR+6.75% cash due 11/8/2030		10.91%	20,924	20,543	20,715	(6)(15)
		First Lien Term Loan, SOFR+6.75% cash due 11/8/2030		10.91%	1,420	1,390	1,406	(6)(15)
		First Lien Revolver, SOFR+6.75% cash due 11/8/2030			—	(40)	(22)	(6)(15)(19)
						21,893	22,099

Delta Leasing SPV II LLC	Specialized Finance
3001 Executive Drive, Suite 370 Clearwater, FL 33762		Subordinated Delayed Draw Term Loan, 8.00% cash, 3.00% PIK due 8/31/2029		8.00%	12,378	12,378	12,378	(11)(15)
		Subordinated Delayed Draw Term Loan, 3.00% cash, 7.00% PIK due 8/31/2029		3.00%	36,782	36,782	36,782	(11)(15)
		419 Series C Preferred Units in Delta Financial Holdings LLC				419	594	(11)(15)(23)
		2.09 Common Stock Units in Delta Financial Holdings LLC	2.09%			2	3	(11)(15)(23)
		31.37 Common Stock Warrants				—	—	(11)(15)(23)
						49,581	49,757

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

Dialyze Holdings, LLC	Health Care Equipment
3297 NJ-66 Neptune City, NJ 07753		First Lien Term Loan, SOFR+11.00% cash due 2/4/2027			27,612	23,264	5,522	(6)(15)(20)
		First Lien Term Loan, SOFR+11.00% cash due 2/4/2027			764	655	153	(6)(15)(20)
		First Lien Term Loan, SOFR+11.00% cash due 2/4/2027			756	655	151	(6)(15)(20)
		First Lien Term Loan, SOFR+11.00% cash due 2/4/2027			1,212	1,044	242	(6)(15)(20)
		First Lien Term Loan, SOFR+11.00% cash due 2/4/2027			994	858	199	(6)(15)(20)
		First Lien Term Loan, SOFR+11.00% cash due 2/4/2027			357	308	71	(6)(15)(20)
		First Lien Term Loan, SOFR+11.00% cash due 2/4/2027			1,943	1,745	389	(6)(15)(20)
		First Lien Term Loan, SOFR+11.00% cash due 2/4/2027			446	429	89	(6)(15)(20)
		First Lien Term Loan, SOFR+11.00% cash due 2/4/2027			—	—	(985)	(6)(15)(19)(20)
		First Lien Term Loan, SOFR+11.00% cash due 2/4/2027			443	411	89	(6)(15)(20)
		Subordinated Term Loan, 10.00% PIK due 2/4/2027			802	786	—	(15)(20)
		Subordinated Term Loan, 10.00% PIK due 2/4/2027			1,060	—	—	(15)(20)
		Subordinated Term Loan, 10.00% PIK due 2/4/2027			1,053	—	—	(15)(20)
		Subordinated Term Loan, 10.00% PIK due 2/4/2027			1,856	—	—	(15)(20)
		6,397,254 Class A Warrants				1,642	—	(15)(23)
						31,797	5,920

Digital.AI Software Holdings, Inc.	Application Software
555 Fayetteville St. Raleigh, NC 27601		First Lien Term Loan, SOFR+6.00% cash due 8/10/2028		10.00%	53,890	53,889	52,914	(6)(15)
		First Lien Term Loan, SOFR+6.00% cash due 8/10/2028		10.00%	2,908	2,889	2,856	(6)(15)
		First Lien Revolver, SOFR+6.00% cash due 8/10/2028		9.99%	806	806	697	(6)(15)(19)
						57,584	56,467

DirecTV Financing, LLC	Cable & Satellite
2230 East Imperial Hwy El Segundo, CA 90245		First Lien Term Loan, SOFR+5.50% cash due 2/17/2031		9.81%	13,508	13,260	13,238	(6)
		Fixed Rate Bond, 10.00% cash due 2/15/2031		10.00%	14,203	14,203	14,193
						27,463	27,431

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

Draken International, LLC	Aerospace & Defense
3330 Flightline Drive Lakeland, FL 33811		First Lien Term Loan, SONIA+5.50% cash due 5/19/2032		9.47%	£15,711	20,604	20,762	(6)(11)(15)
		First Lien Term Loan, SOFR+5.50% cash due 5/19/2032		9.69%	4,992	4,898	4,902	(6)(11)(15)
		First Lien Term Loan, SOFR+5.50% cash due 5/19/2032			—	(56)	(53)	(6)(11)(15)(19)
						25,446	25,611

DTI Holdco, Inc. 11880 College Blvd, Suite 200 Overland Park, KS 66210	Research & Consulting Services
		First Lien Term Loan, SOFR+4.00% cash due 4/26/2029		8.16%	22,882	22,437	20,451	(6)
						22,437	20,451

EMPIRE BIDCO AB Propellervägen 4 A 183 62 Täby Sweden	Life Sciences Tools & Services
		First Lien Term Loan, STIBOR+5.25% cash due 9/22/2032		7.38%	kr 81,913	8,561	8,535	(6)(11)(15)
		First Lien Term Loan, SONIA+5.25% cash due 9/22/2032		9.22%	£6,350	8,399	8,378	(6)(11)(15)
		First Lien Term Loan, STIBOR+5.25% cash due 9/22/2032			—	(106)	(106)	(6)(11)(15)(19)
						16,854	16,807

Engineering Research and Consulting LLC	Construction & Engineering
308 Voyager Way, Suite 200 Huntsville, AL 35806		First Lien Term Loan, SOFR+5.00% cash due 8/29/2031		9.29%	11,844	11,643	11,518	(6)
						11,643	11,518

Enverus Holdings, Inc.	Application Software
2901 Via Fortuna, Bldg 6, Suite 100 Austin, TX 78746		First Lien Term Loan, SOFR+5.50% cash due 12/24/2029		9.82%	25,401	25,034	25,401	(6)(15)
		First Lien Term Loan, SOFR+5.50% cash due 12/24/2029			—	(5)	—	(6)(15)(19)
		First Lien Revolver, SOFR+5.50% cash due 12/24/2029		9.64%	81	60	81	(6)(15)(19)
						25,089	25,482

Establishment Labs Holdings Inc.	Health Care Technology
11401 Century Oaks Terrace, Suite 400 Austin, TX 78758		First Lien Term Loan, 9.00% cash due 4/21/2027		9.00%	1,834	1,824	1,845	(11)(15)
		First Lien Term Loan, 10.00% cash due 4/21/2027		10.00%	1,692	1,681	1,726	(11)(15)
		First Lien Term Loan, 10.00% cash due 4/21/2027		10.00%	1,692	1,658	1,726	(11)(15)
		First Lien Term Loan, 9.00% cash due 4/21/2027		9.00%	11,454	11,405	11,518	(11)(15)
						16,568	16,815

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

Everbridge, Inc.	Application Software
8300 Boone Blvd, Suite 800 Vienna, VA 22182		First Lien Term Loan, SOFR+5.00% cash due 7/2/2031		9.29%	19,864	19,782	19,864	(6)(15)
		First Lien Term Loan, SOFR+5.00% cash due 7/2/2031		9.29%	1,946	1,932	1,946	(6)(15)(19)
		First Lien Revolver, SOFR+5.00% cash due 7/2/2031			—	(8)	—	(6)(15)(19)
						21,706	21,810

Evergreen IX Borrower 2023, LLC	Application Software
10900-A Stonelake Boulevard Quarry Oaks 1, Ste. 350 Austin, TX 78759		First Lien Term Loan, SOFR+4.75% cash due 9/30/2030		8.75%	14,478	14,220	14,478	(6)(15)
		First Lien Term Loan, SOFR+4.75% cash due 9/30/2030		8.75%	3,656	3,626	3,656	(6)(15)
		First Lien Revolver, SOFR+4.75% cash due 9/29/2029			—	(27)	—	(6)(15)(19)
						17,819	18,134

Eyesouth Eye Care Holdco LLC	Health Care Services
5775 Glenridge Dr, Building B, Suite 500 Atlanta, GA 30328		First Lien Term Loan, SOFR+5.50% cash due 10/5/2029		9.88%	4,324	4,261	4,268	(6)(15)
		First Lien Term Loan, SOFR+5.50% cash due 10/5/2029		9.76%	3,758	3,682	3,673	(6)(15)(19)
		1,206.30 Common Stock Units	0.20%			1,206	1,388	(15)(23)
						9,149	9,329

F&M Buyer LLC	Systems Software
401 Commerce Street, Suite 360 Nashville, TN 37219		First Lien Term Loan, SOFR+4.50% cash due 3/18/2032		8.50%	6,703	6,636	6,636	(6)(15)
		First Lien Term Loan, SOFR+4.50% cash due 3/18/2032			—	(11)	(11)	(6)(15)(19)
		First Lien Revolver, SOFR+4.50% cash due 3/18/2032			—	(10)	(10)	(6)(15)(19)
						6,615	6,615

Fairbridge Strategic Capital Funding LLC	Real Estate Operating Companies
330 Post Road, Suite 230 Darien, CT 06820		First Lien Term Loan, 9.00% cash due 12/24/2028		9.00%	28,385	28,385	27,533	(15)
		3,750 Common Stock Warrants				—	—	(11)(12)(15)(23)
						28,385	27,533

Finastra USA, Inc.	Application Software
744 Primera Blvd, Suite 2000 Lake Mary, FL 32746		First Lien Term Loan, SOFR+7.25% cash due 9/13/2029		11.29%	3,240	3,197	3,240	(6)(11)(15)
						3,197	3,240

2
2

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

Fortress Biotech, Inc.	Biotechnology
2 Gansevoort St New York, NY 10014		31,246 Common Stock Warrants				427	44	(11)(15)(23)
						427	44

Galileo Parent, Inc.	Aerospace & Defense
1300 W 120th Avenue Westminster, CO 80234		First Lien Term Loan, SOFR+5.75% cash due 5/3/2030		9.75%	38,254	37,796	38,062	(6)(15)
		First Lien Revolver, SOFR+5.75% cash due 5/3/2029		9.75%	3,990	3,965	3,955	(6)(15)(19)
						41,761	42,017

Grand River Aseptic Manufacturing, Inc.	Health Care Equipment
140 Front Avenue SW Grand Rapids, MI 49504		First Lien Term Loan, SOFR+5.00% cash due 3/10/2031		9.07%	8,432	8,356	8,345	(6)(15)
		First Lien Revolver, SOFR+5.00% cash due 3/10/2031			—	(24)	(27)	(6)(15)(19)
						8,332	8,318

Grove Hotel Parcel Owner, LLC	Hotels, Resorts & Cruise Lines
14501 Grove Resort Ave Winter Garden, FL 34787		First Lien Term Loan, SOFR+8.00% cash due 6/21/2027		12.26%	3,524	3,499	3,431	(6)(15)
		First Lien Term Loan, SOFR+8.00% cash due 6/21/2027		12.26%	17,092	17,016	16,639	(6)(15)
		First Lien Revolver, SOFR+8.00% cash due 6/21/2027			—	(13)	(47)	(6)(15)(19)
						20,502	20,023

HAH Group Holding Co LLC	Health Care Services
33 South State Street Chicago, IL 60603		First Lien Term Loan, SOFR+5.00% cash due 9/17/2031		9.16%	3,342	3,032	3,020	(6)
		Fixed Rate Bond, 9.75% cash due 10/1/2031		9.75%	2,359	2,230	2,243
						5,262	5,263

Harbor Purchaser Inc.	Education Services
125 High Street Boston, MA 02110		First Lien Term Loan, SOFR+5.25% cash due 4/9/2029		9.51%	8,386	8,180	7,537	(6)
						8,180	7,537

IAMGOLD Corporation	Gold
150 King St W, Suite 2800 Toronto, ON M5H 1J9 Canada		Second Lien Term Loan, SOFR+8.25% cash due 5/16/2028		12.39%	17,981	17,698	18,665	(6)(11)(15)
						17,698	18,665

Icefall Parent, Inc.	Application Software
30 Braintree Hill Office Park, Suite 101 Braintree, MA 02184		First Lien Term Loan, SOFR+4.50% cash due 1/25/2030		8.81%	17,945	17,876	18,124	(6)(15)
		First Lien Revolver, SOFR+4.50% cash due 1/25/2030			—	(14)	—	(6)(15)(19)
						17,862	18,124

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

iCIMs, Inc.	Application Software
101 Crawfords Corner Road, Suite 3-100, Fifth Floor Holmdel, NJ 07733		First Lien Term Loan, SOFR+5.75% cash due 8/18/2028		10.07%	25,511	25,346	24,880	(6)(15)
		First Lien Term Loan, SOFR+6.25% cash due 8/18/2028		10.57%	3,636	3,616	3,592	(6)(15)
		First Lien Revolver, SOFR+5.75% cash due 8/18/2028		10.08%	632	607	577	(6)(15)(19)
						29,569	29,049

Integrity Marketing Acquisition, LLC	Insurance Brokers
1445 Ross Avenue Dallas, TX 75202		First Lien Term Loan, SOFR+5.00% cash due 8/25/2028		9.20%	26,812	26,672	26,777	(6)(15)
		First Lien Term Loan, SOFR+5.00% cash due 8/25/2028			—	(42)	(8)	(6)(15)(19)
		First Lien Revolver, SOFR+5.00% cash due 8/25/2028			—	(19)	(3)	(6)(15)(19)
						26,611	26,766

Inventus Power, Inc. 1200 Internationale Pkwy Woodridge, IL 60517	Electrical Components & Equipment
		First Lien Term Loan, SOFR+7.50% cash due 1/15/2026		11.78%	32,744	32,761	32,440	(6)(15)
		First Lien Revolver, SOFR+7.50% cash due 1/15/2026		11.87%	885	872	850	(6)(15)(19)
						33,633	33,290

INW Manufacturing, LLC	Personal Care Products
310 Park Lane Farmington, UT 84025		First Lien Term Loan, SOFR+5.75% cash due 3/25/2027		10.01%	39,600	38,984	36,284	(6)
						38,984	36,284

IPC Corp.	Application Software
One State Street Plaza, 21st Floor New York, NY 10004		First Lien Term Loan, SOFR+6.50% cash, 1.00% PIK due 10/1/2027		9.94%	36,356	36,164	35,356	(6)(15)
						36,164	35,356

JN Bidco LLC 201 Elliott Avenue West, Suite 260 Seattle, WA 98119	Health Care Technology
		Common Stock Units	25.26%			9,179	19,723	(15)(23)
						9,179	19,723

Kaseya Inc.	Systems Software
701 Brickell Ave, Suite 400 Miami, FL 33131		Second Lien Term Loan, SOFR+5.00% cash due 3/20/2033		9.16%	16,432	16,391	16,483	(6)
						16,391	16,483

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

Kings Buyer, LLC	Environmental & Facilities Services
4 High Ridge Park, Suite 202 Stamford, CT 06905		First Lien Term Loan, SOFR+5.25% cash due 10/29/2027		9.35%	37,255	36,971	35,627	(6)(15)
		First Lien Term Loan, SOFR+5.25% cash due 10/29/2027		9.25%	16,382	16,338	15,666	(6)(15)
		First Lien Revolver, PRIME+4.25% cash due 10/29/2027		11.50%	2,495	2,452	2,130	(6)(15)(19)
						55,761	53,423

Kite Midco II Inc.	Research & Consulting Services
30 Hudson Yards, Suite 7500 New York, NY 10001		First Lien Term Loan, SOFR+4.50% cash due 11/25/2031		8.77%	9,644	9,517	9,510	(6)(15)
		First Lien Term Loan, SOFR+4.50% cash due 11/25/2031			—	(16)	(18)	(6)(15)(19)
						9,501	9,492

KKR Financial CLO Ltd	Multi-Sector Holdings
555 California Street, 50th Floor San Francisco, CA 94104		CLO Notes, SOFR+7.10% cash due 4/15/2037		11.42%	2,000	2,056	2,017	(6)(11)
						2,056	2,017

LABL, Inc.	Office Services & Supplies
2571 South Hemlock Road Green Bay, WI 54229		First Lien Term Loan, SOFR+5.00% cash due 10/30/2028		9.26%	12,843	12,611	10,583	(6)
						12,611	10,583

LDS Buyer, LLC	Air Freight & Logistics
20821 S Santa Fe Ave Long Beach, CA 90810		First Lien Term Loan, SOFR+5.00% cash due 2/9/2032		9.16%	13,834	13,677	13,714	(6)(15)
		First Lien Term Loan, SOFR+5.00% cash due 2/9/2032		9.16%	2,739	2,706	2,715	(6)(15)
		First Lien Revolver, SOFR+5.00% cash due 2/9/2032			—	(23)	(18)	(6)(15)(19)
						16,360	16,411

Learfield Communications, LLC	Movies & Entertainment
2400 Dallas Parkway, Suite 500 Plano, TX 75093		First Lien Term Loan, SOFR+4.50% cash due 6/30/2028		8.66%	23,781	23,737	24,051	(6)
						23,737	24,051

Legends Hospitality Holding Company, LLC	Specialized Consumer Services
61 Broadway, Suite 2400 New York, NY 10006		First Lien Term Loan, SOFR+5.50% cash, 2.75% PIK due 8/22/2031		6.96%	26,902	26,462	26,445	(6)(15)
		First Lien Term Loan, SOFR+5.00% cash due 8/22/2031		9.17%	959	936	932	(6)(15)(19)
		First Lien Revolver, SOFR+5.00% cash due 8/22/2030		9.16%	310	260	260	(6)(15)(19)
						27,658	27,637

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

Lightbox Intermediate, L.P.	Real Estate Services
1450 Broadway, 41st Floor New York, NY 10018		First Lien Term Loan, SOFR+5.25% cash due 1/13/2030		9.25%	19,558	19,306	19,360	(6)(15)
		First Lien Revolver, SOFR+5.25% cash due 1/13/2030			—	(16)	(13)	(6)(15)(19)
						19,290	19,347

LSL Holdco, LLC	Health Care Distributors
3100 Olympus Boulevard, Suite 100 Coppell, TX 75019		First Lien Term Loan, SOFR+6.00% cash due 1/31/2028		10.26%	2,680	2,606	2,579	(6)(15)
		First Lien Term Loan, SOFR+6.00% cash due 1/31/2028		10.26%	23,017	22,824	22,145	(6)(15)
		First Lien Revolver, SOFR+6.00% cash due 1/31/2028		10.26%	1,802	1,780	1,701	(6)(15)(19)
						27,210	26,425

M2S Group Intermediate Holdings Inc	Multi-Sector Holdings
825 East Wisconsin Ave Appleton, WI 54911		First Lien Term Loan, SOFR+4.75% cash due 8/25/2031		9.06%	4,000	3,980	3,978	(6)
						3,980	3,978

McAfee Corp.	Systems Software
6220 America Center Dr San Jose, CA 95002		First Lien Term Loan, SOFR+3.00% cash due 3/1/2029		7.22%	9,975	9,620	9,557	(6)
						9,620	9,557

Mesoblast, Inc.	Biotechnology
55 Collins Street, Level 38 Melbourne 3000 Australia		First Lien Term Loan, 9.75% cash due 11/19/2026		9.75%	6,128	6,000	6,256	(11)(15)
		129,939 Common Stock Warrants			—	545	830	(11)(15)(23)
						6,545	7,086

MHE Intermediate Holdings, LLC	Diversified Support Services
3201 Levis Commons Blvd, Suite 3235 Perrysburg, OH 43551		First Lien Term Loan, SOFR+6.00% cash due 7/21/2027		10.46%	2,577	2,564	2,539	(6)(15)
		First Lien Term Loan, SOFR+6.00% cash due 7/21/2027		10.46%	7,224	7,188	7,115	(6)(15)
		First Lien Revolver, SOFR+6.00% cash due 7/21/2027		10.46%	714	701	688	(6)(15)(19)
						10,453	10,342

Mindbody, Inc.	Internet Services & Infrastructure
689 Tank Farm Rd, Suite 230 San Luis Obispo, CA 93401		First Lien Term Loan, SOFR+6.00% cash due 9/30/2027		10.46%	39,221	39,054	39,221	(6)(15)
		First Lien Term Loan, SOFR+7.00% cash due 9/30/2027		11.00%	1,752	1,718	1,752	(6)(15)
		First Lien Revolver, SOFR+7.00% cash due 9/30/2027			—	(24)	—	(6)(15)(19)
						40,748	40,973

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

Minotaur Acquisition, Inc. 2001 Spring Rd, Suite 700 Oak Brook, IL 60523	Financial Exchanges & Data
		First Lien Term Loan, SOFR+5.00% cash due 6/3/2030		9.16%	6,965	6,857	6,939	(6)(11)(15)
		First Lien Term Loan, SOFR+5.00% cash due 6/3/2030			—	(12)	(4)	(6)(11)(15)(19)
		First Lien Term Loan, SOFR+5.00% cash due 6/3/2030		9.16%	1,137	1,120	1,133	(6)(11)(15)
		First Lien Revolver, SOFR+5.00% cash due 6/3/2030			—	(11)	(2)	(6)(11)(15)(19)
						7,954	8,066

Modena Buyer LLC	Application Software
30 Hudson Yards New York, NY 10001		First Lien Term Loan, SOFR+4.50% cash due 7/1/2031		8.81%	23,635	23,245	23,373	(6)
						23,245	23,373

Monotype Imaging Holdings Inc.	Application Software
600 Unicorn Park Dr Woburn, MA 01801		First Lien Term Loan, SOFR+5.50% cash due 2/28/2031		9.66%	37,942	37,373	37,934	(6)(15)
		First Lien Term Loan, SOFR+5.50% cash due 2/28/2031		9.66%	821	791	821	(6)(15)(19)
		First Lien Revolver, SOFR+5.50% cash due 2/28/2030			—	(53)	(6)	(6)(15)(19)
						38,111	38,749

Mosaic Companies, LLC 1530 NW 98th CT, Ste 101 Doral, FL 33172	Home Improvement Retail
		First Lien Term Loan, SOFR+8.25% cash due 7/2/2026			23,410	21,401	2,528	(6)(15)(20)
						21,401	2,528

MRI Software LLC	Application Software
28925 Fountain Pkwy Solon, OH 44139		First Lien Term Loan, SOFR+4.75% cash due 2/10/2028		8.75%	40,843	40,659	40,602	(6)(15)
		First Lien Term Loan, SOFR+4.75% cash due 2/10/2028		8.75%	13,685	13,669	13,604	(6)(15)
		First Lien Term Loan, SOFR+4.75% cash due 2/10/2028		8.75%	2,419	2,409	2,405	(6)(15)
		First Lien Revolver, SOFR+4.75% cash due 2/10/2028		8.75%	455	429	428	(6)(15)(19)
						57,166	57,039

Nellson Nutraceutical, LLC	Packaged Foods & Meats
5115 East La Palma Avenue Anaheim, CA 92807		First Lien Term Loan, SOFR+5.75% cash due 4/17/2031		9.75%	2,866	2,826	2,828	(6)(11)(15)
		First Lien Term Loan, SOFR+5.75% cash due 4/17/2031		9.75%	9,655	9,521	9,527	(6)(11)(15)
		First Lien Term Loan, SOFR+5.75% cash due 4/17/2031			—	(6)	(5)	(6)(11)(15)(19)
		First Lien Revolver, SOFR+5.75% cash due 4/17/2031		9.75%	272	244	245	(6)(11)(15)(19)
						12,585	12,595

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

Next Holdco, LLC 209 Orange St Wilmington, DE 19801	Health Care Technology
		First Lien Term Loan, SOFR+5.25% cash due 11/12/2030		9.48%	19,695	19,480	19,512	(6)(15)
		First Lien Term Loan, SOFR+5.25% cash due 11/9/2030		9.48%	7,765	7,696	7,693	(6)(15)
		First Lien Term Loan, SOFR+5.25% cash due 11/12/2030			—	(28)	(32)	(6)(15)(19)
		First Lien Revolver, SOFR+5.25% cash due 11/8/2029			—	(20)	(17)	(6)(15)(19)
						27,128	27,156

Nexus Buyer LLC	Specialized Finance
1300 N 17th Street, Suite 1800 Arlington, VA 22209		Second Lien Term Loan, SOFR+5.75% cash due 2/16/2032		9.91%	16,184	16,040	16,186	(6)(11)
						16,040	16,186

NN, Inc. 6210 Ardrey Kell Road, Suite 120 Charlotte, NC 28277	Industrial Machinery & Supplies & Components
		487,870 Common Stock Warrants				—	1,000	(11)(23)
		239,590 Common Stock Warrants				—	491	(11)(23)
						—	1,491

Optimizely North America Inc.	Application Software
119 5th Ave, 7th Floor New York, NY 10003		First Lien Term Loan, SOFR+5.00% cash due 10/30/2031		9.16%	11,329	11,231	11,226	(6)(11)(15)
		First Lien Revolver, SOFR+5.00% cash due 10/30/2031			—	(15)	(15)	(6)(11)(15)(19)
		First Lien Term Loan, E+5.25% cash due 10/30/2031		7.15%	€4,048	4,359	4,713	(6)(11)(15)
		First Lien Term Loan, SONIA+5.50% cash due 10/30/2031		9.47%	£1,349	1,740	1,800	(6)(11)(15)
						17,315	17,724

OTG Management, LLC	Airport Services
352 Park Avenue South, 10th Floor New York, NY 10010		First Lien Term Loan, SOFR+8.50% cash, 12.73% PIK due 2/11/2030			13,832	12,645	13,832	(6)(15)
		2,613,033.63 Common Stock Units	2.20%			22,330	8,963	(15)(23)
						34,975	22,795

PAI Financing Merger Sub LLC	Pharmaceuticals
78 St James’s Street London SW1A 1JB United Kingdom		First Lien Term Loan, SOFR+4.50% cash due 2/13/2032		8.50%	24,498	24,163	24,130	(6)(15)
		First Lien Revolver, SOFR+4.50% cash due 2/13/2032			—	(71)	(78)	(6)(15)(19)
						24,092	24,052

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

Park Blue CLO Ltd	Multi-Sector Holdings
375 Park Avenue, 33rd Floor New York, NY 10152		CLO Notes, SOFR+7.09% cash due 10/20/2037		11.42%	2,750	2,834	2,762	(6)(11)
						2,834	2,762

Paulus Holdings Public Limited Company	Health Care Technology
Third Floor, Block 1 West Pier Business Campus Dun Laoghaire, Dublin Ireland		57,326 Preferred Units			—	1,165	1,787	(11)(15)(23)
		12,593 Common Stock Warrants				256	393	(11)(15)(23)
						1,421	2,180

PetVet Care Centers, LLC	Health Care Services
1 Gorham Island Road Westport, CT 06880		First Lien Term Loan, SOFR+6.00% cash due 11/15/2030		10.16%	51,718	50,961	47,575	(6)(15)
		First Lien Term Loan, SOFR+6.00% cash due 11/15/2030			—	(69)	(498)	(6)(15)(19)
		First Lien Revolver, SOFR+6.00% cash due 11/15/2029			—	(94)	(485)	(6)(15)(19)
		4,531 Preferred Units			—	4,440	5,129	(15)(23)
						55,238	51,721

Phoenix Finance, Inc.	Application Software
100 Wall Street, 10th Floor New York, NY 10005		First Lien Term Loan, SOFR+9.00% cash, 13.00% PIK due 8/14/2028			5,324	5,197	5,164	(6)(15)
		Second Lien Term Loan, SOFR+7.50% cash, 11.65% PIK due 8/14/2028			9,540	9,526	8,633	(6)(15)
						14,723	13,797

Pluralsight, LLC	Application Software
1500 Solana Blvd, Building 6—Floor 4, Suite 6400 Westlake, TX 76262		First Lien Term Loan, SOFR+4.50% cash, 1.50% PIK due 8/22/2029		7.20%	5,029	5,029	5,029	(6)(15)
		First Lien Term Loan, SOFR+4.50% cash, 1.50% PIK due 8/22/2029		7.20%	8,713	8,713	8,713	(6)(15)
		First Lien Term Loan, SOFR+7.50% cash, 11.70% PIK due 8/22/2029			14,578	14,578	14,578	(6)(15)
		First Lien Term Loan, SOFR+4.50% cash due 8/22/2029			—	—	—	(6)(15)(19)
		First Lien Revolver, SOFR+4.50% cash due 8/22/2029			—	—	—	(6)(15)(19)
		4,300,526 Common Stock Units	3.54%			14,364	7,999	(15)(23)
						42,684	36,319

Poseidon Midco AB	Pharmaceuticals
Solnavägen 3h 113 63 Stockholm Sweden		First Lien Term Loan, E+5.25% cash due 9/17/2031		7.31%	€12,868	14,005	15,120	(6)(11)(15)
		First Lien Term Loan, SOFR+5.50% cash due 9/17/2031		9.75%	5,846	5,798	5,846	(6)(11)(15)(19)
		First Lien Term Loan, E+5.00% cash due 9/17/2031			—	(49)	(51)	(6)(11)(15)(19)
						19,754	20,915

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

PPW Aero Buyer, Inc.	Aerospace & Defense
200 Adams Street Manchester, CT 06042		First Lien Term Loan, SOFR+5.00% cash due 9/30/2031		9.00%	10,676	10,379	10,676	(6)(15)
		First Lien Term Loan, SOFR+5.00% cash due 9/30/2031		9.00%	13,987	13,962	13,987	(6)(15)
		First Lien Term Loan, SOFR+5.00% cash due 9/30/2031			—	(3)	—	(6)(15)(19)
		First Lien Term Loan, SOFR+5.00% cash due 9/30/2031		9.00%	3,935	3,895	3,935	(6)(15)
		First Lien Term Loan, SOFR+5.00% cash due 9/30/2031		9.00%	3,588	3,587	3,587	(6)(15)
		First Lien Term Loan, SOFR+5.00% cash due 9/30/2031			—	(4)	(4)	(6)(15)(19)
		First Lien Revolver, SOFR+5.00% cash due 9/30/2031			—	(34)	(2)	(6)(15)(19)
						31,782	32,179

PRGX Global, Inc.	Data Processing & Outsourced Services
600 Galleria Parkway, Suite 100 Atlanta, GA 30339		100,000 Class B Common Stock Units	0.11%			—	245	(15)(23)
						—	245

Profrac Holdings II, LLC	Industrial Machinery & Supplies & Components
333 Shops Boulevard, Suite 301 Willow Park, TX 76087		First Lien Floating Rate Bond, SOFR+7.25% cash due 1/23/2029		11.23%	23,717	23,480	23,466	(6)(11)(15)
						23,480	23,466

Protein For Pets Opco, LLC	Packaged Foods & Meats
601 13TH Street Monett, MO 65708		First Lien Term Loan, SOFR+5.25% cash due 9/20/2030		9.41%	20,071	19,764	19,655	(6)(15)
		First Lien Revolver, SOFR+5.25% cash due 9/20/2030		9.41%	572	539	528	(6)(15)(19)
						20,303	20,183

Renaissance Holding Corp.	Education Services
2911 Peach Street Wisconsin Rapids, WI 54494		First Lien Term Loan, SOFR+4.00% cash due 4/5/2030		8.16%	12,890	12,335	11,205	(6)
						12,335	11,205

RumbleOn, Inc.	Automotive Retail
901 W. Walnut Hill Lane, Suite 110A Irving, TX 75038		First Lien Term Loan, SOFR+8.25% cash, 1.00% PIK due 9/30/2027		11.82%	8,146	7,998	7,698	(6)(11)(15)
		First Lien Term Loan, SOFR+8.25% cash, 1.00% PIK due 9/30/2027		11.82%	26,993	26,502	25,508	(6)(11)(15)
		204,454 Common Stock Warrants				1,202	644	(11)(15)(23)
						35,702	33,850

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

Saratoga 535 Madison Ave New York, NY 10022	Diversified Financial Services
		Credit Linked Note, SOFR+5.33% cash due 12/31/2029		9.86%	22,917	22,821	23,261	(6)(11)(15)
						22,821	23,261

Scilex Holding Co	Pharmaceuticals
960 San Antonio Rd Palo Alto, CA 94303		274 Common Stock Units	0.00%			78	5	(11)(23)
						78	5

Seres Therapeutics, Inc.	Biotechnology
101 Cambridge Park Drive Cambridge, MA 02140		2,911 Common Stock Warrants				182	25	(11)(15)(23)
						182	25

Sierra Enterprises, LLC 3158 East Hamilton Avenue Fresno, CA 93702	Soft Drinks & Non-alcoholic Beverages
		First Lien Term Loan, SOFR+6.00% cash due 5/20/2030		10.00%	11,220	11,064	11,072	(6)(15)
		First Lien Revolver, SOFR+6.00% cash due 5/20/2030			—	(20)	(19)	(6)(15)(19)
						11,044	11,053

Sorenson Communications, LLC	Communications Equipment
4192 South Riverboat Road Salt Lake City, UT 84123		First Lien Term Loan, SOFR+5.75% cash due 4/19/2029		9.91%	44,082	43,456	43,377	(6)(15)
		First Lien Revolver, SOFR+5.75% cash due 4/19/2029			—	(77)	(84)	(6)(15)(19)
						43,379	43,293

Sorrento Therapeutics, Inc.	Biotechnology
4955 Directors Pl San Diego, CA 92121		66,000 Common Stock Units	0.01%			139	—	(11)(23)
						139	—

Spanx, LLC	Apparel Retail
3035 Peachtree Rd NE, Suite 200 Atlanta, GA 30305		First Lien Term Loan, SOFR+5.50% cash due 11/20/2028		9.76%	17,872	17,757	16,085	(6)(15)
		First Lien Revolver, SOFR+5.25% cash due 11/18/2027		9.58%	824	802	515	(6)(15)(19)
						18,559	16,600

Spruce Bidco I Inc.	Health Care Equipment
1001 Pennsylvania Avenue NW, Suite 220 South Washington, DC 20004		First Lien Term Loan, SOFR+5.00% cash due 1/30/2032		9.13%	41,034	40,477	40,451	(6)(15)
		First Lien Term Loan, CORRA+5.00% cash due 1/30/2032		7.72%	C$ 7,429	5,060	5,263	(6)(15)
		First Lien Term Loan, TONA+5.25% cash due 1/30/2032		6.00%	¥794,351	5,060	5,302	(6)(15)
		First Lien Revolver, SOFR+5.00% cash due 1/30/2032			—	(126)	(133)	(6)(15)(19)
						50,471	50,883

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

Staples, Inc. 500 Staples Dr Framingham, MA 01702	Office Services & Supplies
		First Lien Term Loan, SOFR+5.75% cash due 9/4/2029		10.05%	9,863	9,566	9,378	(6)
		Fixed Rate Bond, 10.75% cash due 9/1/2029		10.75%	6,835	6,720	6,792
						16,286	16,170

Star Parent, Inc. 1030 Sync Street Morrisville, NC 27560	Life Sciences Tools & Services
		First Lien Term Loan, SOFR+4.00% cash due 9/27/2030		8.00%	9,924	9,639	9,937	(6)
						9,639	9,937

SumUp Holdings Luxembourg	Diversified Financial Services
Rue Michel Rodange 20 2430 Luxembourg Luxembourg		First Lien Term Loan, E+6.50% cash due 4/25/2031		8.52%	€18,846	20,243	22,144	(6)(11)(15)(19)
						20,243	22,144

SVP-Singer Holdings Inc.	Home Furnishings
300 2nd Ave S., Suite 300 Nashville, TN 37201		418,881 Common Stock Units	2.46%			2,463	2,463	(15)(23)
						2,463	2,463

Symphone CLO Ltd	Multi-Sector Holdings
555 California St San Francisco, CA 94104		CLO Notes, SOFR+5.00% cash due 1/22/2038		9.33%	2,000	2,000	1,918	(6)(11)
						2,000	1,918

TBRS, Inc.	Health Care Supplies
6112 N 14th St Phoenix, AZ 85014		First Lien Term Loan, SOFR+4.75% cash due 11/22/2031		8.75%	17,350	17,209	17,177	(6)(15)
		First Lien Term Loan, SOFR + 4.75% cash due 11/22/2031			—	(12)	(10)	(6)(15)(19)
		First Lien Revolver, SOFR+4.75% cash due 11/22/2030		8.95%	144	124	121	(6)(15)(19)
						17,321	17,288

Ten-X LLC 17600 Laguna Canyon Rd Irvine, CA 92618	Interactive Media & Services
		First Lien Term Loan, SOFR+6.00% cash due 5/26/2028		10.04%	19,472	18,953	17,087	(6)
						18,953	17,087

Thrasio, LLC	Broadline Retail
85 West Street, Suite 4 Walpole, MA 02081		First Lien Term Loan, SOFR+10.00% cash, 14.58% PIK due 6/18/2029			7,137	6,988	6,798	(6)(15)
		First Lien Term Loan, SOFR+10.00% cash due 6/18/2029			21,901	16,279	14,715	(6)(15)(20)
		321,058 Common Stock Units	6.42%			—	—	(15)(23)
						23,267	21,513

3
2

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

Trinitas CLO VI Ltd. 200 Crescent Court, Suite 1175 Dallas, TX 75201	Multi-Sector Holdings	CLO Notes, SOFR+7.08% cash due 1/25/2034		11.40%	905	854	892	(6)(11)
						854	892

Truck-Lite Co., LLC 5340 Fryling Rd, Suite 300 Erie, PA 16510	Construction Machinery & Heavy Transportation Equipment	First Lien Term Loan, SOFR+5.00% cash due 2/13/2032		8.89%	31,025	30,563	30,721	(6)(15)
		First Lien Term Loan, SOFR+5.00% cash due 2/13/2032		8.89%	563	558	558	(6)(15)
		First Lien Term Loan, SOFR+5.00% cash due 2/13/2032			—	(19)	(26)	(6)(15)(19)
		First Lien Term Loan, SOFR+5.00% cash due 2/13/2032			—	(17)	(11)	(6)(15)(19)
		First Lien Term Loan, SOFR+5.00% cash due 2/13/2032		8.89%	2,153	2,098	2,100	(6)(15)(19)
		First Lien Revolver, SOFR+5.00% cash due 2/13/2031			—	(45)	(31)	(6)(15)(19)
						33,138	33,311

USIC Holdings, Inc. 9045 N River Rd, Suite 200 Indianapolis, IN 46240	Diversified Support Services	First Lien Term Loan, SOFR+5.50% cash due 9/10/2031		9.70%	15,655	15,522	15,658	(6)(15)
		First Lien Term Loan, SOFR+5.50% cash due 9/10/2031		9.70%	422	422	422	(6)(15)(19)
		First Lien Term Loan, SOFR+5.75% cash, 3.13% PIK due 9/10/2031		6.82%	5,758	5,701	5,759	(6)(15)
		First Lien Revolver, SOFR+5.25% cash due 9/10/2031		9.48%	700	683	700	(6)(15)(19)
						22,328	22,539

Verona Pharma, Inc. 3 More London Riverside London, UK SE1 2RE United Kingdom	Pharmaceuticals	First Lien Term Loan, 9.70% cash due 5/9/2029		9.70%	2,512	2,476	2,600	(11)(15)
		First Lien Term Loan, 9.70% cash due 5/9/2029		9.70%	3,198	3,152	3,310	(11)(15)
		First Lien Term Loan, 9.70% cash due 5/9/2029		9.70%	3,426	3,377	3,546	(11)(15)
		First Lien Term Loan, 11.00% cash due 5/9/2029		11.00%	—	—	—	(11)(15)(19)
						9,005	9,456

Werner Finco LP 522 Fifth Avenue New York, NY 10036	Building Products	First Lien Term Loan, SOFR+5.50% cash due 6/16/2031		9.52%	12,782	12,600	12,609	(6)(15)
						12,600	12,609

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes

Whitney Merger Sub, Inc. 3150 Sabre Drive Southlake, TX 76092	Application Software	First Lien Term Loan, SOFR+4.75% cash due 7/3/2032		8.75%	16,714	16,547	16,559	(6)(15)
		First Lien Revolver, SOFR+4.75% cash due 7/3/2032			—	(24)	(22)	(6)(15)(19)
						16,523	16,537

Win Brands Group LLC 675 Hudson Street, Suite 3S New York, NY 10014	Housewares & Specialties	First Lien Term Loan, SOFR+14.00% cash, 18.13% PIK due 1/23/2026			2,594	2,593	2,354	(6)(15)
		4,871 Common Stock Warrants				46	—	(15)(23)
						2,639	2,354

WP CPP Holdings, LLC 1621 Euclid Avenue, Suite 1850 Cleveland, OH 44115	Aerospace & Defense	First Lien Term Loan, SOFR+7.00% cash, 3.88% PIK due 11/28/2029		7.29%	31,220	30,711	31,236	(6)(15)
		First Lien Term Loan, SOFR+7.00% cash, 3.88% PIK due 11/29/2029		7.29%	1,480	1,480	1,480	(6)(15)
		First Lien Revolver, SOFR+7.00% cash due 11/28/2029			—	(57)	(9)	(6)(15)(19)
						32,134	32,707

X Holdings Corp. 865 FM 1209, Building 2 Bastrop, TX 78602	Interactive Media & Services	First Lien Term Loan, 9.5% cash due 10/26/2029		9.50%	5,000	4,876	5,023
		First Lien Term Loan, SOFR+6.50% cash due 10/26/2029		10.96%	6,236	6,233	6,122	(6)
						11,109	11,145

(1)	All debt investments are income producing unless otherwise noted. All equity investments are non-income producing unless otherwise noted.
(2)	See Note 3 in the notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended September 30, 2025 for portfolio composition by geographic region.
(3)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(4)	Substantially all of our investments are pledged as collateral under its credit facility.
(5)
Interest rates may be adjusted from period to period on certain term loans and revolvers. These rate adjustments may be either temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements or permanent in nature per loan amendment or waiver documents.

(6)
The interest rate on the principal balance outstanding for most of the floating rate loans is indexed to the secured overnight financing rate (“SOFR”), the euro interbank offered rate (“EURIBOR” or “E”), the sterling overnight index average (“SONIA”), the Tokyo overnight average rate (“TONA”), the Canadian overnight repo rate average (“CORRA”), the Stockholm interbank offered rate (“STIBOR”), and/or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, we have provided the applicable margin over the reference rate based on each respective credit agreement and the cash interest rate as of period end. As of September 30, 2025, the reference rates for our variable rate loans were the
30-day
SOFR at 4.13%, the
90-day
SOFR at 3.98%, the
180-day
SOFR at 3.85%, the PRIME at 7.25%, the SONIA at 4.19%, the TONA at 0.75%, the
30-day
CORRA at 2.54%, the
90-day
STIBOR at 1.89%, the
30-day
EURIBOR at 1.93%, the
90-day
EURIBOR at 2.03% and the
180-day
EURIBOR at 2.10%. Most loans include an interest floor, which generally ranges from 0% to 3.00%. SOFR and SONIA based contracts may include a credit spread adjustment that is charged in addition to the base rate and the stated spread.

(7)
Principal includes accumulated payment in kind (“PIK”) interest and is net of repayments, if any. “£” signifies the investment is denominated in British Pounds. “€” signifies the investment is denominated in Euros. “C$” signifies the investment is denominated in Canadian dollar. “¥” signifies the investment is denominated in Japanese Yen. “kr” signifies the investment is denominated in Swedish Kronor. All other investments are denominated in U.S. dollars.

(8)
Control Investments generally are defined by the Investment Company Act as investments in companies in which we own more than 25% of the voting securities or maintains greater than 50% of the board representation.

(9)
As defined in the Investment Company Act, we are deemed to be both an “Affiliated Person” of and to “Control” these portfolio companies as we own more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). See
Schedule 12-14
in the notes to the Consolidated Financial Statements in our
Annual Report on Form 10-K
for the year ended September 30, 2025 for transactions during the year ended September 30, 2025 in which the issuer was both an Affiliated Person and a portfolio company that we are deemed to control.

(10)	[Reserved.]
(11)
Investment is not a “qualifying asset” as defined under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying
asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2025, qualifying assets represented 74.1% of our total assets and non-qualifying
assets represented 25.9% of our total assets.

(12)	Income producing through payment of dividends or distributions.
(13)
This investment represents Seller Earn Out Shares in Alvotech Holdings S.A. The Seller Earn Out Shares will vest if, at any time through June 16, 2027, the Alvotech Holdings S.A. common share price is at or above a volume weighted average price (“VWAP”) of $20.00 per share for any ten trading days within any twenty trading day period.

(14)	See Note 3 in the accompanying notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended September 30, 2025 for portfolio composition of our joint ventures.
(15)
As of September 30, 2025, these investments were categorized as Level 3 within the fair value hierarchy established by Financial Accounting Standards Board guidance under Accounting Standards Codification (“ASC”) Topic 820,
Fair Value Measurements and Disclosures
(“ASC 820”).

(16)	This investment was valued using net asset value as a practical expedient for fair value. Consistent with ASC 820, these investments are excluded from the hierarchical levels.
(17)	Affiliate Investments generally are defined by the Investment Company Act as investments in companies in which we own between 5% and 25% of the voting securities.
(18)	Non-Control/Non-Affiliate Investments are investments that are neither Control Investments nor Affiliate Investments.
(19)
Investment had undrawn commitments. Unamortized fees are classified as unearned income which reduces
cost basis, which may result in a negative cost basis. A negative fair value may result from the unfunded commitment being valued below par.

(20)	This investment was on non-accrual status as of September 30, 2025.
(21)
This investment represents a revenue interest financing term loan in which we receive periodic interest payments based on a percentage of revenues earned at the respective portfolio company over the life of the loan.

(22)	[Reserved.]
(23)
Security acquired in transaction exempt from registration under the Securities Act and may be deemed to be “restricted security” under the Securities Act. As of September 30, 2025, the aggregate fair value of these securities is $153,067, or 10.4% of our net assets. The acquisition dates of the restricted securities are as follows:

Portfolio Company	Type of Investment	Acquisition Date
ADC Therapeutics SA	Common Stock	4/25/2024
ADC Therapeutics SA	Warrants	8/15/2022
AIP RD Buyer Corp.	Common Stock	12/23/2021
All Web Leads, Inc.	Common Stock	3/29/2024
Alvotech Holdings S.A.	Common Stock	12/14/2018
Alvotech Holdings S.A.	Common Stock	12/14/2018
Assembled Brands Capital LLC	Common Stock	10/17/2018
Assembled Brands Capital LLC	Warrants	9/10/2019
athenahealth Group Inc.	Preferred Equity	2/15/2022
BioXcel Therapeutics, Inc.	Common Stock	11/25/2024
BioXcel Therapeutics, Inc.	Warrants	4/28/2022
BioXcel Therapeutics, Inc.	Warrants	3/20/2024
Blumenthal Temecula, LLC	Preferred Equity	3/25/2021
Blumenthal Temecula, LLC	Preferred Equity	3/25/2021
Blumenthal Temecula, LLC	Common Stock	3/25/2021
C5 Technology Holdings, LLC	Common Stock	10/11/2013
C5 Technology Holdings, LLC	Preferred Equity	10/11/2013

Portfolio Company	Type of Investment	Acquisition Date
Continental Intermodal Group LP	Preferred Equity	2/2/2024
Continental Intermodal Group LP	Common Stock	1/28/2020
Conviva Inc.	Preferred Equity	2/25/2021
Delta Leasing SPV II LLC	Preferred Equity	8/31/2022
Delta Leasing SPV II LLC	Common Stock	8/31/2022
Delta Leasing SPV II LLC	Warrants	8/31/2022
Dialyze Holdings, LLC	Warrants	8/4/2021
Dominion Diagnostics, LLC	Common Stock	12/21/2012
Eyesouth Eye Care Holdco LLC	Common Stock	10/7/2022
Fairbridge Strategic Capital Funding LLC	Warrants	11/24/2021
Fortress Biotech, Inc.	Warrants	8/27/2020
JN Bidco LLC	Common Stock	8/12/2024
Mesoblast, Inc.	Warrants	12/20/2021
NN, Inc.	Warrants	3/3/2023
NN, Inc.	Warrants	6/30/2023
OCSI Glick JV LLC	Membership Interest	3/19/2021
OTG Management, LLC	Common Stock	9/1/2021
Paulus Holdings Public Limited Company	Preferred Equity	10/14/2022
Paulus Holdings Public Limited Company	Warrants	10/14/2022
PetVet Care Centers, LLC	Preferred Equity	11/14/2023
Pluralsight, LLC	Common Stock	8/22/2024
PRGX Global, Inc.	Common Stock	3/2/2021
RumbleOn, Inc.	Warrants	8/31/2021
Scilex Holding Co	Common Stock	1/28/2021
Senior Loan Fund JV I, LLC	Membership Interest	12/23/2016
Seres Therapeutics, Inc.	Warrants	4/27/2023
SIO2 Medical Products, Inc.	Common Stock	8/3/2023
SIO2 Medical Products, Inc.	Warrants	4/3/2023
Sorrento Therapeutics, Inc.	Common Stock	1/28/2021
SVP-Singer Holdings Inc.	Common Stock	12/31/2024
Telestream 2 LLC	Common Stock	6/7/2025
The Avery	Membership Interest	12/16/2023
Thrasio, LLC	Common Stock	6/18/2024
Win Brands Group LLC	Warrants	1/25/2021
MANAGEMENT
The information contained under the captions “
Director and Executive Officer Information
”, “
Corporate Governance
”, “
Executive Compensation
” and “
Director Compensation
” in our most recent Definitive Proxy Statement with respect to an annual meeting of our stockholders incorporated by reference into Part III of our Annual Report on Form 10-K is incorporated by reference herein.

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PORTFOLIO MANAGEMENT
Armen Panossian, our Chairman, Chief Executive Officer and Co-Chief Investment Officer, and Raghav Khanna, our Co-Chief Investment Officer, are the investment professionals functioning as our portfolio managers, with primary responsibility for the day-to-day management of our portfolio. Messrs. Panossian and Khanna have ownership and financial interests in, and may receive compensation and/or profit distributions from, Oaktree and its affiliates. Neither Mr. Panossian nor Mr. Khanna receives any direct compensation from us. Messrs. Panossian and Khanna are paid by Oaktree and their respective compensation includes a base salary, deferred equity or other deferred compensation and discretionary bonuses and variable incentive compensation based primarily on past performance, services provided
and
expected future
contributions.
Messrs. Panossian and Khanna also manage registered investment companies, other pooled investment vehicles (including Business Development Companies) and other accounts, as indicated below. The following table identifies, as of September 30, 2025: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of Mr. Panossian and Mr. Khanna; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Type of Account	Number of Accounts	Assets of Accounts (in billions)	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee (in billions)
Armen Panossian
Registered investment companies	4	$11.7	2	$10.0
Other pooled investment vehicles:	9	$4.9	8	$4.6
Other accounts	29	$8.3	15	$3.7

Raghav Khanna
Registered investment companies	4	$11.7	2	$10.0
Other pooled investment vehicles:	7	$3.0	6	$2.7
Other accounts	21	$6.3	10	$2.2
The table below shows the dollar range of shares of our common stock beneficially owned by Messrs. Panossian and Khanna as of September 30, 2025:

Name of Portfolio Manager	Dollar Range of Equity Securities (1)(2)
Armen Panossian	$100,001—$500,000
Raghav Khanna	$50,001—$100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

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DIVIDEND REINVESTMENT PLAN
We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.
No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Equiniti Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than three days prior to the dividend payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the dividend payment date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election. If the stockholder request is received less than three days prior to the dividend payment date then that dividend will be reinvested. However, all subsequent dividends will be paid out in cash on all balances.
We intend to use newly issued shares to implement the plan when our shares are trading at or above net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (a) the net asset value per share of our common stock, and (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan if either (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (2) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in the per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.
There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator’s fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.
Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account.

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Participants may terminate their accounts under the plan by notifying the plan administrator via its website at
equiniti.com
, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 10027, Newark, NJ 07101, or by calling the plan administrator at
1-800-278-4353.
We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at P.O. Box 10027, Newark, NJ 07101, or by telephone at 1-800-278-4353.

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DESCRIPTION OF OUR CAPITAL STOCK
The following description summarizes material provisions of the Delaware General Corporation Law and our restated certificate of incorporation, as amended and corrected, or our certificate of incorporation, and fourth amended and restated bylaws, or our bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Our authorized capital stock consists of 250,000,000 shares of common stock, par value $0.01 per share, of which 88,085,523 shares were outstanding as of January 16, 2026.
Our common stock is listed on the Nasdaq Global Select Market under the ticker symbol “OCSL.” No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.
Set forth below is a chart describing the classes of our securities outstanding as of January 16, 2026:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amount Under Column 3
Equity Securities
Common Stock	250,000,000	—	88,085,523
Debt Securities
2.700% Notes due 2027	$350,000,000	—	$350,000,000
7.100% Notes due 2029	$300,000,000	—	$300,000,000
6.340% Notes due 2030	$300,000,000	—	$300,000,000
Under the terms of our certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefore. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock are able to elect all of our directors, and holders of less than a majority of such shares are unable to elect any director.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the Investment Company Act, the above indemnification and limitation of liability will be limited by the Investment Company Act or by any valid rule, regulation or order of the SEC thereunder. The Investment Company Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.
Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.
Our certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.
Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures
We are subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.
Our certificate of incorporation and bylaws provide that:

•	the Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

•	any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.
The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.
Our certificate of incorporation and bylaws also provide that:

•
any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

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1

•	special meetings of the stockholders may only be called by our Board of Directors, chairman or chief executive officer.
Our bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.
The Delaware General Corporation Law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our certificate of incorporation and bylaws, any amendment or repeal of the bylaws by the stockholders shall require the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors. The vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will not be required to amend or repeal any provision of our certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to our certificate of incorporation. In addition, our certificate of incorporation permits our Board of Directors to amend or repeal our bylaws by a majority vote.

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2

DESCRIPTION OF OUR DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “
Events of Default—Remedies if an Event of Default Occurs
.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.
This section is a summary of the material provisions of the indenture, including the general terms of our debt securities and your rights as a holder of such securities. Any accompanying prospectus supplement will describe any other material terms of the debt securities being offered thereunder. This section does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the indenture has been filed as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “
Available Information
” for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

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3

•	any restrictive covenants;

•	any Events of Default (as defined below);

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount, or OID;

•
whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interests;

•	the listing, if any, on a securities exchange; and

•	any other terms.
We are permitted to issue debt only in amounts such that our asset coverage, as defined in the Investment Company Act, equals at least 150% after each issuance of debt (subject to certain ongoing disclosure requirements). We may also borrow up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds
.
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement, or offered debt securities, may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
The holders of our debt securities will not have veto power or a vote in approving any changes to our investment or operational policies.

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We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection. We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities only in book-entry form represented by global securities.
Book-Entry Holders
We will issue registered debt securities only in book-entry form, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in

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street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you in this “Description of Our Debt Securities,” we mean those who invest in the debt securities being offered by this prospectus (together with the applicable prospectus supplement), whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.
Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

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Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:

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An investor will be an indirect holder and must look to his or her own bank, broker or other financial institution for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•
An investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•
An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•
The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•
An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•
DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

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•
Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated
If a global security is terminated, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.
The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest (either in cash or by delivery of additional indenture securities, as applicable) to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

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Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks, brokers or other financial institutions for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date;

•	We do not pay interest on a debt security of the series within 30 days of its due date;

•	We do not deposit any sinking fund payment in respect of debt securities of the series within 2 business days of its due date;

•
We remain in breach of a covenant in respect of debt securities of the series for 60 days after a written notice of default has been given stating we are in breach. The notice must be sent to us by the trustee or to us and the trustee by the holders of at least 25% of the principal amount of debt securities of the series;

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur;

•
Any class of debt securities has an asset coverage, as such term is defined in the Investment Company Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months; or

•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) all Events of Default have been cured or waived.

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Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability, or an indemnity. If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

•
The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	The holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	in respect of the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book-entry and other indirect holders should consult their banks, brokers or other financial institutions for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another corporation. We are also permitted to sell all or substantially all of our assets to another corporation. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting or transferee corporation must agree to be legally responsible for our obligations under the debt securities;

•
The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

•	We must deliver certain certificates and documents to the trustee; and

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security or the terms of any sinking fund with respect to any security;

•	reduce any amounts due on a debt security;

•
reduce the amount of principal payable upon acceleration of the maturity of an OID or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•
reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of debt securities required to satisfy quorum or voting requirements at a meeting of holders;

•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.
In each case, the required approval must be given by written consent.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

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•
If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	For OID securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•
For debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current United States federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued.

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This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “Indenture Provisions — Subordination” below, such subordination would not prevent the Trustee from applying due funds available to it from the deposit described in the first bullet below to the payment of amounts in respect of such debt securities. In order to achieve covenant defeasance, we must do the following:

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We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

•
We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

•	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

•
No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.
If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.
Full Defeasance
If there is a change in United States federal tax law or we obtain an Internal Revenue Service, or IRS, ruling, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series, or full defeasance, if we put in place the following other arrangements for you to be repaid:

•
We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

•
We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

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•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

•	Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.

•
No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

•	Satisfy the conditions for full defeasance contained in any supplemental indentures.
If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If we achieved covenant defeasance and your debt securities were subordinated as described under “Indenture Provisions — Subordination” below, such subordination would not prevent the Trustee from applying due funds available to it from the deposit described in the immediately preceding paragraph to the payment of amounts in respect of such debt securities.
Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.
Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.
Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our security registrar is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

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If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions — Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Designated Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Designated Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Designated Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Designated Senior Indebtedness or on their behalf for application to the payment of all the Designated Senior Indebtedness remaining unpaid until all the Designated Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Designated Senior Indebtedness. Subject to the payment in full of all Designated Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Designated Senior Indebtedness to the extent of payments made to the holders of the Designated Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Designated Senior Indebtedness or subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Designated Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Designated Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Designated Senior Indebtedness); and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Designated Senior Indebtedness and of our other indebtedness outstanding as of a recent date.

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Secured Indebtedness
Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.
The Trustee under the Indenture
Deutsche Bank Trust Company Americas serves as the trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

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DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the Investment Company Act.
We may issue warrants to purchase shares of our common stock or debt securities. Such warrants may be issued independently or together with shares of common stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•
in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•
in the case of warrants to purchase common stock, the number of shares of common stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

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Each warrant will entitle the holder to purchase for cash such common stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.
Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.
Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
Under the Investment Company Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The Investment Company Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. At our 2011 Annual Meeting of Stockholders, our stockholders approved a proposal to authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings, including under such circumstance. Such authorization has no expiration.

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DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to or less than the then current net asset value per share of common stock, taking into account underwriting commissions, unless we first file a post-effective amendment with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued.
We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.
A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•
the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•
if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

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•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.
Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

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MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us, to our qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in our common stock.
This summary does not purport to be a complete description of all the income tax considerations applicable to such an investment. For example, this summary does not describe all of the tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations or governmental organizations, insurance companies, private college and university endowments, charitable remainder trusts, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein), brokers or dealers in securities, a trader in securities that elects to use a mark-to-market method of accounting for its securities holdings, pension plans and trusts, banks and financial institutions, real estate investment trusts, other RICs, U.S. persons with a functional currency other than the U.S. dollar, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or entitled to claim the benefits of an applicable income tax treaty, nonresident alien individuals who are present in the United States for 183 days or more in a taxable year, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations” (“CFCs”), “passive foreign investment companies,” corporations that accumulate earnings to avoid U.S. federal income tax and persons that will hold our common stock as a position in a “straddle,” “hedge” or as part of a “wash sale” or “constructive sale” for U.S. federal income tax purposes or to the owners or partners of a stockholder.
This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations and published rulings and court decisions all as currently in effect, all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought, and do not expect to seek, any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed herein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invest in tax-exempt securities or certain other investment assets. For purposes of this discussion, a “U.S. stockholder” generally is a beneficial owner of our common stock who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

•
a trust if (i) a U.S. court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of the substantial decisions of the trust, or (ii) the trust has in effect a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
For purposes of this discussion, a “non-U.S. stockholder” generally is a beneficial owner of our common stock that is neither a U.S. stockholder nor an entity treated as a partnership for U.S. federal income tax purposes.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the

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partner, the activities of the partnership and certain determinations made at the partner level. Prospective beneficial owners of our common stock that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of our common stock.
Tax matters are very complicated, and the tax consequences to an investor of an investment in our common stock will depend on the facts of such investor’s particular situation. Investors are encouraged to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a RIC
We have elected to be treated, and intend to operate in a manner so as to continuously qualify annually thereafter, as a RIC for U.S. federal income tax purposes. As a RIC, we generally do not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute (or are deemed to timely distribute) to our stockholders as dividends. Instead, dividends we distribute (or are deemed to timely distribute) generally are taxable to the holders of our common stock, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to the holders of our common stock. We will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income (which generally is our net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends-paid deduction), or the Annual Distribution Requirement, for any taxable year. The following discussion assumes that we continue to qualify as a RIC.
Taxation as a Regulated Investment Company
If we qualify as a RIC and meet the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short-term capital loss) that we timely distribute (or are deemed to distribute) to our stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, an amount at least equal to the sum of (i) 98% of our ordinary income for the calendar year, (ii) 98.2% of our net capital gains for the one-year period ending on October 31 of the calendar year and (iii) any income realized, but not distributed, in the preceding period (to the extent that income tax was not imposed on such amounts), less certain reductions, as applicable, or, together, the Excise Tax Distribution Requirements.
In order to qualify as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, we must, among other things:

•	continue to qualify and have in effect an election to be treated as a business development company under the Investment Company Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income (including certain deemed inclusions) derived with respect to our business of investing in such stock or securities or foreign currencies or net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”), or the 90% Gross Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
we ensure that at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities, if such other securities of any one

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issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•
we ensure that no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or the securities of one or more QPTPs, or the Diversification Tests.

Our qualification and taxation as a RIC depends upon our ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code. However, no assurance can be given that we will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.
We may invest in partnerships, including QPTPs, which may result in our being subject to state, local or foreign income, franchise or other tax liabilities. For the purpose of determining whether we satisfy the 90% Gross Income Test described above, the character of our distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are treated as disregarded as separate from us for U.S. federal income tax purposes, generally will be determined as if we realized these tax items directly. Further, for purposes of calculating the value of our investment in the securities of an issuer for purposes of determining the 25% requirement described above, our proper proportion of any investment in the securities of that issuer that are held by a member of our “controlled group” must be aggregated with our investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with us if (a) at least 80% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) we directly own at least 80% or more of the combined voting stock of at least one of the other corporations.
Under certain applicable provisions of the Code and the U.S. Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The IRS has issued private rulings indicating that this rule will apply even if most of the dividend was paid in shares of stock. We generally intend to pay distributions in cash. However, we reserve the right, in our sole discretion from time to time, to limit the total amount of cash distributed depending on, among other factors, our cash balances. In such a case, each stockholder receiving cash would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock, even if the stockholder had “opted out” of our dividend reinvestment plan. For U.S. federal income tax purposes, the amount of a dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.
Stockholders who participate in our dividend reinvestment plan will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. It is unclear whether and to what extent we will be able to pay taxable dividends of the type described in this paragraph.
We may have investments that require income to be included in investment company taxable income in a year prior to the year in which we actually receive a corresponding amount of cash in respect of such income. For example, if we hold corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, we must include in our taxable income in

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each year the full amount of our applicable share of our allocable share of these deemed dividends. Additionally, if we hold debt obligations that are treated under applicable U.S. federal income tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), we must include in our taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether we receive cash representing such income in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We may have other investments, either directly or through one or more partnerships in which we invest, that require income to be included in investment company taxable income in a year prior to the year in which we actually receive a corresponding amount of cash in respect of such income.
A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given year exceed our investment company taxable income, we will have a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years, and these net operating losses generally will not pass through to stockholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to us or the holders of our common stock. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, we may, for U.S. federal income tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to stockholders even if this income is greater than the aggregate net income we actually earned during those years.
In order to enable us to make distributions to the holders of our common stock that will be sufficient to enable us to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, we may need to liquidate or sell some of our assets at times or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital, we may need to take out loans, or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). Even if we are authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the Investment Company Act, we generally are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. If we are unable to obtain cash from other sources to enable us to satisfy the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). If we are unable to obtain cash from other sources to enable us to satisfy the Excise Tax Distribution Requirements, we may be subject to an additional tax, as described above.
For the purpose of determining whether we satisfy the 90% Gross Income Test and the Diversification Tests, the character of our distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from us for U.S. federal income tax purposes, generally will be determined as if we realized these tax items directly. Further, for purposes of calculating the value of our investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, our proper proportion of any investment in the securities of that issuer that are held by a member of our “controlled group” must be aggregated with our investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with us if (a) at least

20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) we directly own at least 20% or more of the combined voting stock of at least one of the other corporations.
Failure to Qualify as a RIC
If we fail to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, we might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which might, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). Subject to a limited exception applicable to RICs that qualified for RIC status under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized during the 5-year period after our requalification as a RIC, unless we made a special election to pay corporate-level U.S. federal income tax on these net built-in gains at the time of our requalification as a RIC.
If we fail to qualify for treatment as a RIC and such relief provisions do not apply to us, we would be subject to U.S. federal income tax on all of our taxable income at regular corporate U.S. federal income tax rates (and we also would be subject to any applicable state and local taxes), regardless of whether we make any distributions to the holders of our common stock. We would not be able to deduct distributions to our stockholders, nor would distributions to the holders of our common stock be required to be made for U.S. federal income tax purposes. Any distributions we make generally would be taxable to the holders of our common stock as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. stockholders, to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. stockholders of our common stock that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in its shares of our common stock, and any remaining distributions would be treated as capital gain.
If, before the end of any quarter of our taxable year, we believe that we may fail the Diversification Tests, we may seek to take certain actions to avert a failure. However, the action frequently taken by RICs to avert a failure, the disposition of non-diversified assets, may be difficult for us to pursue because of the limited liquidity of our investments.
Although we expect to operate in a manner so as to qualify continuously as a RIC, we may decide in the future to be taxed as a “C” corporation, even if we would otherwise qualify as a RIC, if we determine that treatment as a C corporation for a particular year would be in our best interests. The remainder of this discussion assumes that we will continuously qualify as a RIC for each taxable year.
Our Investments—General
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that we will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.
Gain or loss recognized by us from warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant or security.
A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, cause us to recognize taxable income without a corresponding receipt of cash, which could affect our ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in us receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.
Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.
If we purchase shares in a “passive foreign investment company”, or a PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if we distribute such income as a taxable dividend to the holders of our common stock. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or a QEF, in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any required inclusions from the QEF election will be considered “good income” for purposes of the 90% Gross Income Test. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Our ability to make either election will depend on factors beyond our control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, we may be required to recognize in a year income in excess of any distributions we receive from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Distribution Requirements. See “ —Taxation as a Regulated Investment Company “ above.
If we hold more than 10% of the shares in a foreign corporation that is treated as a CFC, we may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each year from such foreign corporation in an amount equal to its pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC (as discussed above). In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by 10% U.S. shareholders. A “10% U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in its investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether we receive timely distributions of such income from the foreign corporation.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt obligations denominated in a foreign currency, and other financial transactions denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Taxation of U.S. Stockholders
The following discussion applies only to U.S. stockholders. If you are not a U.S. stockholder, this section does not apply to you.
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. We will allocate our earnings and profits to distributions to holders of our preferred stock and then to distributions to holders of our common stock based on priority in our capital structure. Distributions of our investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions we pay to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, generally are taxable to U.S. stockholders at the preferential rates applicable to long-term capital gains. However, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to Qualifying Dividends or the dividends-received deduction available to corporations under the Code. Distributions of our net capital gains (which generally are our realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
A portion of our ordinary income dividends, but not capital gain dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for up to a 50% dividends-received deduction to the extent we have received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify for this deduction. A corporate U.S. stockholders may be required to reduce its basis in its common stock with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. stockholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.
U.S. stockholders who have not opted out of our dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the dollar amount that would have been received if the U.S. stockholder had received the dividend or distribution in cash, unless we were to issue new shares that are trading at or above net asset value, in which case, the U.S. stockholder’s basis in the new shares would generally be equal to their fair market value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may distribute our net long-term capital gains, if any, in cash or elect to retain some or all of such gains, pay taxes at the U.S. federal corporate-level income tax rate on the amount retained, and designate the retained amount as a “deemed distribution.” If we elect to retain net long-term capital gains and deem them distributed, each U.S. common stockholder will be treated as if they received a distribution of their pro rata share of the retained net long-term capital gain and the U.S. federal income tax paid. As a result, each U.S. common stockholder will (i) be required to report their pro rata share of the retained gain on their tax return as long-term capital gain, (ii) receive a refundable tax credit for their pro rata share of federal tax paid by us on the retained gain, and (iii) increase the tax basis of their shares of common stock by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our stockholders on December 31 of the year in which the dividend was declared.
If a U.S. stockholder purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the U.S. stockholder investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder redeems, sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold, redeemed or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.
In general, individual and certain other non-corporate U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in the U.S. stockholder’s taxable income for the applicable year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions out of current or accumulated earnings and profits also generally will not be eligible for the 20% pass through deduction under Section 199A of the Code, although qualified real estate investment trust dividends earned by us may qualify for the Section 199A deduction. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. stockholder’s particular situation.
Net Investment Income Tax
An additional 3.8% surtax generally is applicable in respect of the net investment income of non-corporate U.S. stockholders (other than certain trusts) on the lesser of (i) the U.S. stockholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. stockholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to shares of common stock, and net gain attributable to the disposition of common stock (in each case, unless the shares of common stock are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.
Taxation of non-U.S. stockholders
The following discussion applies only to non-U.S. stockholders. If you are not a non-U.S. stockholder, this section does not apply to you. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisors before investing in our common stock.
Distributions on, and Sale or Other Disposition of, Our Common Stock
Distributions of our investment company taxable income to non-U.S. stockholders generally will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from our current or accumulated earnings and profits unless an exception applies.
If a non-U.S. stockholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. stockholder, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.
Actual or deemed distributions of our net capital gain (which generally are our realized net long-term capital gains in excess of realized net short-term capital losses) to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States (as discussed above) or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. stockholders of our common stock are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.
In general, no U.S. source withholding taxes will be imposed on dividends paid by us to non-U.S. stockholders to the extent the dividends are designated as “interest related dividends” or “short term capital gain dividends.” Under this exemption, interest related dividends and short term capital gain dividends generally represent distributions of interest or short term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. No assurance can be given that we will distribute any interest related dividends or short term capital gain dividends.
If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number, or TIN, (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. TIN or file a U.S. federal income tax return.
Non-U.S. stockholders who have not opted out of our dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to non-U.S. stockholders to the same extent as if such dividends were received in cash. In addition, we have the ability to declare a large portion of a dividend in shares of our common stock, even if a non-U.S. stockholder has opted out of our dividend reinvestment plan, in which case, as long as a portion of such dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. stockholders will be taxed on 100% of the fair market value of a dividend paid entirely or partially in our common stock on the date the dividend is received in the same manner (and to the extent such non-U.S. stockholder is subject to U.S. federal income taxation) as a cash dividend (including the application of withholding tax rules described above), even if most or all of the dividend is paid in common stock. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a non-U.S. stockholder.
Certain Additional Tax Considerations
Information Reporting and Backup Withholding
We may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to stockholders (a) who fail to provide us with their correct TINs or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies us that this stockholder is subject to backup withholding. Certain stockholders specified in the Code and the U.S. Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the stockholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a stockholder to furnish a certified TIN to us could subject the stockholder to a $50 penalty imposed by the IRS.
Withholding and Information Reporting on Foreign Financial Accounts
A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends, unless the non-U.S.

stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E (or an acceptable substitute form), or otherwise meets the documentary evidence requirements for establishing that it is a non-U.S. stockholder or establishes an exemption from backup withholding.
Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid with respect to common stock to: (i) a foreign financial institution, unless the foreign financial institution agrees to verify, report and disclose its U.S. accountholders, and meets certain other specified requirements or is subject to an applicable “intergovernmental agreement”; or (ii) a non-financial foreign entity beneficial owner, unless the entity certifies that it does not have any substantial U.S. owners or provides the name, address and TIN of each substantial U.S. owner, and meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that otherwise are eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to these dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of this exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.
All stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and non-U.S. tax consequences, of an investment in our common stock. We will not pay any additional amounts in respect to any amounts withheld.

PLAN OF DISTRIBUTION
We may offer, from time to time, in one or more offerings or series, our common stock, debt securities, warrants representing rights to purchase common stock or debt securities or subscription rights to purchase shares of our common stock, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment option under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.
The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions and discounts or agency fees paid by us, must equal or exceed the net asset value per share of our common stock unless we obtain certain approvals.
In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.
Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).
Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
Any underwriters that are qualified market makers on the Nasdaq Global Select Market may engage in passive market making transactions in our common stock on the Nasdaq Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.
We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.
Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the Nasdaq Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.
The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under a custody agreement by The Bank of New York Mellon. The address of the custodian is 240 Greenwich Street, New York, NY 10286. Equiniti Trust Company, LLC (formerly American Stock Transfer & Trust Company, LLC) acts as our transfer agent, distribution paying agent and registrar for our common stock. The principal business address of our transfer agent is 28 Liberty Street, Floor 53, New York, NY 10005.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.
We have not paid any brokerage commissions during the three most recent fiscal years.
LEGAL MATTERS
Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Kirkland & Ellis LLP, Washington, D.C.
EXPERTS
The consolidated financial statements of Oaktree Specialty Lending Corporation as of September 30, 2025 and 2024, and for each of the three years in the period ended September 30, 2025, appearing in our Annual Report (Form 10-K) for the year ended September 30, 2025, and the effectiveness of Oaktree Specialty Lending Corporation’s and its consolidated subsidiaries’ internal control over financial reporting as of September 30, 2025 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. The address of Ernst & Young LLP is 725 South Figueroa Street, Suite 500, Los Angeles, CA 90017.
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. We “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and supersede this information.

We previously filed the following documents with the SEC, and such filings are incorporated by reference into this prospectus.

•	Annual Report on Form 10-K for the fiscal year ended September 30, 2025, filed November 18, 2025;

•
those portions of our Definitive Proxy Statement on Schedule 14A for our 2026
Annual
Meeting of Stockholders, filed with the SEC on January 16, 2026, that are incorporated by reference into Part III of our Annual Report on Form 10-K for the fiscal year ended September 30, 2025;

•	Current Report on Form 8-K filed November 14, 2025; and

•
The description of our common stock contained in our Registration Statement on Form 8-A (File No. 001-33901), filed on November 25, 2011, including any amendment or report filed for the purpose of updating such description.

We
also incorporate by reference into this prospectus additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act from the filing of this prospectus until all of the securities offered by this prospectus have been sold or we otherwise terminate the offering of these securities, including all filings made after the date of the initial filing of the registration statement of which this prospectus is a part and prior to the effectiveness of the registration statement; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we subsequently file with the SEC will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC.
These filings may also be accessed on our website at
www.oaktreespecialtylending.com
. Except for documents incorporated by reference into this prospectus and any accompanying prospectus supplement, information contained on our website is not incorporated by reference into this prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing, emailing or calling Investor Relations at the following address and telephone number:
Investor Relations
Oaktree Specialty Lending Corporation
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
(213) 830-6300
ocsl-ir@oaktreecapital.com
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus or any prospectus supplement. The registration statement contains additional information about us and our securities being offered by this prospectus or any prospectus supplement.
We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site that contains these reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at
http://www.sec.gov
.

Common Stock

Debt Securities

Warrants

Subscription Rights

Oaktree Specialty Lending Corporation

Prospectus

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1) Financial Statements

The following financial statements of Oaktree Specialty Lending Corporation, or the Registrant, are incorporated by reference in Part A of this registration statement:

Audited Annual Financial Statements:

Reports of Independent Registered Public Accounting Firm

Consolidated Statements of Assets and Liabilities as of September 30, 2025 and 2024

Consolidated Statements of Operations for the Years Ended September 30, 2025, 2024 and 2023

Consolidated Statements of Changes in Net Assets for the Years Ended September 30, 2025, 2024 and 2023

Consolidated Statements of Cash Flows for the Years Ended September 30, 2025, 2024 and 2023

Consolidated Schedule of Investments as of September 30, 2025

Consolidated Schedule of Investments as of September 30, 2024

Notes to Consolidated Financial Statements

(2) Exhibits

(a)(1)	Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 filed with the Registrant’s Registration Statement on Form 8-A (File No. 001-33901) filed on January 2, 2008)

(a)(2)	Certificate of Amendment to the Registrant’s Restated Certificate of Incorporation (incorporated by reference to Exhibit (a)(2) filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-146743) filed on June 6, 2008)

(a)(3)	Certificate of Correction to the Certificate of Amendment to the Registrant’s Restated Certificate of Incorporation (incorporated by reference to Exhibit (a)(3) filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-146743) filed on June 6, 2008)

(a)(4)	Certificate of Amendment to Registrant’s Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 filed with the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33901) filed on May 5, 2010)

(a)(5)	Certificate of Amendment to Registrant’s Certificate of Incorporation (incorporated by reference to Exhibit (a)(5) filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-180267) filed on April 2, 2013)

(a)(6)	Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant, dated as of October 17, 2017 (incorporated by reference to Exhibit 3.1 filed with the Registrant’s Current Report on Form 8-K (File No. 814-00755) filed on October 17, 2017)

(a)(7)	Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant, dated as of January 20, 2023 (incorporated by reference to Exhibit 3.7 filed with the Registrant’s Current Report on Form 8-K (File No. 814-00755) filed on January 20, 2023)

(b)	Fourth Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.1 filed with the Registrant’s Current Report on Form 8-K (File No. 814-00755) filed on January 29, 2018)

(d)(1)	Form of Common Stock Certificate (incorporated by reference to Exhibit 4.1 filed with the Registrant’s Registration Statement on Form 8-A (File No. 001-33901) filed on January 2, 2008)

(d)(2)	Indenture, dated April 30, 2012, between Registrant and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit (d)(4) filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-180267) filed on July 27, 2012)

(d)(3)	Fourth Supplemental Indenture, dated as of October 17, 2017, between Registrant and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 filed with the Registrant’s Current Report on Form 8-K (File No. 814-00755) filed on October 17, 2017)

(d)(4)	Sixth Supplemental Indenture, dated as of May 18, 2021, relating to the 2.700% Notes due 2027, between the Registrant and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 filed with the Registrant’s Current Report on Form 8-K (File No. 814-00755) filed on May 18, 2021)

(d)(5)	Form of 2.700% Notes due 2027 (contained in the Sixth Supplemental Indenture filed as Exhibit (d)(4) hereto)

(d)(6)	Seventh Supplemental Indenture, dated as of August 15, 2023, relating to the 7.100% Notes due 2029, between the Registrant and Deutsche Bank Trust Company Americas, as trustee (Incorporated by reference to Exhibit 4.1 filed with the Registrant’s Current Report on Form 8-K (File No. 814-00755) filed on August 15, 2023)

(d)(7)	Form of 7.100% Notes due 2029 (contained in the Seventh Supplemental Indenture filed as Exhibit (d)(6) hereto)

(d)(8)	Eighth Supplemental Indenture, dated as of February 27, 2025, relating to the 6.340% Notes due 2030, between the Registrant and Deutsche Bank Trust Company Americas, as trustee (Incorporated by reference to Exhibit 4.1 filed with the Registrant’s Current Report on Form 8-K (File No. 814-00755) filed on February 27, 2025)

(d)(9)	Form of 6.340% Notes due 2030 (contained in the Eighth Supplemental Indenture filed as Exhibit (d)(8) hereto)

(d)(10)	Statement of Eligibility of Trustee on Form T-1*

(d)(11)	Form of Warrant Agreement and Warrant Certificate**

(d)(12)	Form of Subscription Certificate**

(d)(13)	Form of Subscription Agent Agreement**

(e)	Amended and Restated Dividend Reinvestment Plan (incorporated by reference to Exhibit 10.1 filed with the Registrant’s Current Report on Form 8-K (File No. 001-33901) filed on October 28, 2010)

(g)	Fourth Amended and Restated Investment Advisory Agreement, dated as of November 14, 2025, by and between the Registrant and Oaktree Fund Advisors, LLC (incorporated by reference to Exhibit 10.1 filed with the Registrant’s Annual Report on Form 10-K (File No. 814-00755) filed on November 18, 2025)

(h)	Form of Underwriting Agreement**

(j)	Custody Agreement with the Bank of New York Mellon (Incorporated by reference to Exhibit 99.1 filed with the Registrant’s Quarterly Report on Form 10-Q (File No. 814-00755) filed on August 5, 2025)

(k)(1)	Administration Agreement, dated as of September 30, 2019 by and between the Registrant and Oaktree Fund Administration, LLC (incorporated by reference to Exhibit 10.2 filed with the Registrant’s Annual Report on Form 10-K (File No. 814-00755) filed on October 2, 2019)

(k)(2)	Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 25, 2019, among the Registrant, as Borrower, the lenders party thereto, ING Capital LLC, as administrative agent, ING Capital LLC, JPMorgan Chase Bank, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as joint lead arrangers and joint bookrunners, and JPMorgan Chase Bank, N.A. and Bank of America, N.A., as syndication agents (incorporated by reference to Exhibit 10.1 filed with the Registrant’s Current Report on Form 8-K (File No. 814-00755) filed on February 26, 2019)

(k)(3)	Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 13, 2019, among the Registrant, as Borrower, the lenders party thereto from time to time and ING Capital LLC, as administrative agent for the lenders thereunder (incorporated by reference to Exhibit 10.1 filed with the Registrant’s Current Report on Form 8-K (File No. 814-00755) filed on December 17, 2019)

(k)(4)	Amendment No. 2 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of May 6, 2020, among the Registrant, as Borrower, the lenders party thereto from time to time and ING Capital LLC, as administrative agent for the lenders thereunder (incorporated by reference to Exhibit 10.2 filed with the Registrant’s Quarterly Report on Form 10-Q (File No. 814-00755) filed on May 7, 2020)

(k)(5)	Incremental Commitment and Assumption Agreement, dated as of October 28, 2020, made by the Registrant, as Borrower, the assuming lender party hereto, as assuming lender, and ING Capital LLC, as administrative agent and issuing bank relating to the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 25, 2019 among the Registrant, as Borrower, the lenders party thereto, ING Capital LLC, as administrative agent, ING Capital LLC, JPMorgan Chase Bank, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as joint lead arrangers and joint bookrunners, and JPMorgan Chase Bank, N.A. and Bank of America, N.A., as syndication agents (incorporated by reference to Exhibit 10.1 filed with the Registrant’s Current Report on Form 8-K (File No. 814-00755) filed on October 29, 2020)

(k)(6)	Amendment No. 3 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 10, 2020, among the Registrant, as Borrower, the lenders party thereto from time to time and ING Capital LLC, as administrative agent for the lenders thereunder (incorporated by reference to Exhibit 10.1 filed with the Registrant’s Current Report on Form 8-K (File No. 814-00755) filed on December 14, 2020)

(k)(7)	Incremental Commitment Agreement, dated as of December 28, 2020, made by the Registrant, as Borrower, MUFG Union Bank, N.A., as increasing lender, and ING Capital LLC, as administrative agent and issuing bank relating to the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 25, 2019 among the Registrant, as Borrower, the lenders party thereto, ING Capital LLC, as administrative agent, ING Capital LLC, JPMorgan Chase Bank, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as joint lead arrangers and joint bookrunners, and JPMorgan Chase Bank, N.A. and Bank of America, N.A., as syndication agents (incorporated by reference to Exhibit 10.1 filed with the Registrant’s Current Report on Form 8-K (File No. 814-00755) filed on December 29, 2020)

(k)(8)	Amendment No. 4 to Amended and Restated Senior Secured Revolving Credit Agreement and Amendment No. 1 to Amended and Restated Guarantee, Pledge and Security Agreement, dated May 4, 2021, among the Registrant, as borrower, OCSL SRNE, LLC, as subsidiary guarantor, FSFC Holdings, Inc., as subsidiary guarantor, the lenders party thereto, and ING Capital LLC, as administrative agent (incorporated by reference to Exhibit 10.1 filed with the Registrant’s Quarterly Report on Form 10-Q (File No. 814-00755) filed on August 4, 2021)

(k)(9)	Incremental Commitment Agreement, dated as of December 10, 2021, made by the Registrant, as Borrower, BNP Paribas, as assuming lender, and ING Capital LLC, as administrative agent and issuing bank relating to the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 25, 2019 among the Registrant, as Borrower, the lenders party thereto, ING Capital LLC, as administrative agent, ING Capital LLC, JPMorgan Chase Bank, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as joint lead arrangers and joint bookrunners, and JPMorgan Chase Bank, N.A. and Bank of America, N.A., as syndication agents (incorporated by reference to Exhibit 10.1 filed with the Registrant’s Current Report on Form 8-K (File No. 814-00755) filed on December 13, 2021)

(k)(10)	Amendment No. 5 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of March 7, 2023, among the Registrant, as borrower, the lenders party thereto, and ING Capital LLC, as administrative agent (Incorporated by reference to Exhibit 10.8 filed with the Registrant’s Quarterly Report on Form 10-Q (File No. 814-00755) filed on May 4, 2023)

(k)(11)	Amendment No. 6 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 23, 2023, by and among the Registrant, as borrower, the lenders party thereto and ING Capital LLC, as administrative agent (incorporated by reference to Exhibit 10.1 filed with the Registrant’s Current Report on Form 8-K (File No. 814-00755) filed on June 26, 2023)

(k)(12)	Amendment No. 7 and Limited Waiver to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 8, 2025, by and among the Registrant, as borrower, the lenders party thereto and ING Capital LLC, as administrative agent (incorporated by reference to Exhibit 10.1 filed with the Registrant’s Current Report on Form 8-K (File No. 814-00755) filed on April 11, 2025)

(k)(13)	Amendment No. 8 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 23, 2025, by and among the Registrant, as borrower, the lenders party thereto and ING Capital LLC, as administrative agent (incorporated by reference to Exhibit 10.5 filed with the Registrant’s Annual Report on Form 10-K (File No. 814-00755) filed on November 18, 2025)

(l)	Opinion and Consent of Kirkland & Ellis LLP*

(n)(1)	Consent of Ernst & Young LLP*

(r)(1)	Joint Code of Ethics of the Registrant, Oaktree Strategic Credit Fund and Oaktree Gardens OLP, LLC (incorporated by reference to Exhibit 14.1 filed with the Registrant’s Annual Report on Form 10-K (File No. 814-00755) filed on November 18, 2025)

(r)(2)	Code of Ethics of Oaktree Fund Advisors, LLC (incorporated by reference to Exhibit 14.2 filed with the Registrant’s Annual Report on Form 10-K (File No. 814-00755) filed on November 29, 2017)

(s)	Filing Fee Table*

*	Filed herewith.
**	To be filed by post-effective amendment, if applicable.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” on this registration statement is incorporated herein by reference and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27. Other Expenses of Issuance and Distribution

SEC registration fee	$(1)
Listing fees	$(2)
FINRA filing fee	$(2)
Accounting fees and expenses	$(2)
Legal fees and expenses	$(2)
Printing and engraving	$(2)

Total	$(2)

(1)

In accordance with Rules 456(b), 457(r) and 415(a)(6) promulgated under the Securities Act, we are deferring payment of all of the registration fees. Any registration fees will be paid subsequently on a pay-as-you-go basis.

(2)

These fees will be calculated based on the securities offered and the number of issuances and accordingly, cannot be estimated at this time. These fees, if any, will be reflected in the applicable prospectus supplement.

Item 28. Persons Controlled by or Under Common Control

As of September 30, 2025, the Registrant directly or indirectly owns 100% of the equity interests in each of the following entities:

•	FSFC Holdings, Inc. — a Delaware corporation

•	OCSL Senior Funding II LLC — a Delaware limited liability company

•	OSI 2 Senior Lending SPV, LLC — Delaware limited liability company

Each of the Registrant’s subsidiaries is consolidated for financial reporting purposes.

In addition, as September 30, 2025, the Registrant may be deemed to control C5 Technology Holdings, LLC, Continental Intermodal Group LP, Dominion Diagnostics, LLC, OCSI Glick JV LLC, Senior Loan Fund JV I, LLC and SIO2 Medical Products, Inc.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s securities as of January 5, 2026.

Title of Class	Number of Record Holders
Common stock, $0.01 par value	48
2.700% Notes due 2027	1
7.100% Notes due 2029	1
6.340% Notes due 2030	1

Item 30. Indemnification

Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

Section 102(b)(7) of the Delaware General Corporation Law allows a Delaware corporation to eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

Subject to the Investment Company Act of 1940, as amended, or the Investment Company Act, or any valid rule, regulation or order of the SEC thereunder, the Registrant’s restated certificate of incorporation, as amended and corrected, or the Restated Certificate of Incorporation, provides that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. The Investment Company Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, the Restated Certificate of Incorporation provides that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his official capacity and to his action in another capacity while holding such office.

In addition to the indemnification provided for in the Restated Certificate of Incorporation, we have entered into indemnification agreements with each of the Registrant’s current directors and certain of its officers that provide for the maximum indemnification permitted under Delaware law and the Investment Company Act.

The above discussion of Section 145 of the Delaware General Corporation Law and the Registrant’s Restated Certificate of Incorporation is not intended to be exhaustive and is respectively qualified in its entirety by such statute and the Registrant’s Restated Certificate of Incorporation.

The Registrant has obtained primary and excess insurance policies insuring its directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant’s behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.

The Registrant may agree to indemnify any underwriters in connection with an offering pursuant to this registration statement against specific liabilities, including liabilities under the Securities Act.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Registrant’s investment adviser, and each executive officer of the Registrant’s investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this registration statement in the section entitled “Portfolio Management” or is otherwise incorporated by reference. Additional information regarding the Registrant’s investment adviser and its officers is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-48923), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of Investment Company Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Oaktree Specialty Lending Corporation, 333 South Grand Ave., 28th Floor, Los Angeles, CA 90071;

(2)	the Transfer Agent, Equiniti Trust Company, LLC, 28 Liberty Street, Floor 53, New York, NY 10005;

(3)	the Custodian, The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286;

(4)	the investment adviser, Oaktree Fund Advisors, LLC, 333 South Grand Ave., 28th Floor, Los Angeles, CA 90071; and

(5)	the administrator, Oaktree Fund Administration, LLC, 333 South Grand Ave., 28th Floor, Los Angeles, CA 90071.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

The Registrant undertakes:

1.	Not applicable.

2.	Not applicable.

3.

a.	not applicable.

b.

that, for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d.	that, for the purpose of determining liability under the Securities Act to any purchaser that:

(1)

if the Registrant is relying on Rule 430B: (A) each prospectus filed pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and (B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

if the Registrant is subject to Rule 430C under the Securities Act, each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of this registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersedes or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.

that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the Registrant undertakes that in a primary offering of securities of the Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the Registrant or used or referred to by the Registrant;

(3)

the portion of any other free writing prospectuses or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the Registrant or its securities provided by or on behalf of the Registrant; and

(4)	any other communication that is an offer in the offering made by the Registrant to the purchaser.

4.	Not applicable.

5.

that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.

insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant undertakes, unless in the opinion of the Registrant’s counsel the matter has been settled by controlling precedent, to submit to a court of appropriate jurisdiction the question whether such indemnification by the Registrant is against public policy as expressed in the Securities Act and the Registrant will be governed by the final adjudication of such issue.

7.

to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in Los Angeles, California on January 23, 2026.

OAKTREE SPECIALTY LENDING CORPORATION

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Chief Executive Officer and Co-Chief Investment Officer

POWER OF ATTORNEY

KNOW BY ALL THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Armen Panossian, Christopher McKown, Mathew Pendo and Mary Gallegly, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for, on behalf of and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Armen Panossian Armen Panossian	Chief Executive Officer and Co-Chief Investment Officer (Principal Executive Officer)	January 23, 2026

/s/ Christopher McKown Christopher McKown	Chief Financial Officer (Principal Financial and Accounting Officer)	January 23, 2026

/s/ John B. Frank John B. Frank	Director and Chairman	January 23, 2026

/s/ Phyllis Caldwell Phyllis Caldwell	Director	January 23, 2026

/s/ Deborah A. Gero Deborah A. Gero	Director	January 23, 2026

/s/ Craig A. Jacobson Craig A. Jacobson	Director	January 23, 2026

/s/ Bruce Zimmerman Bruce Zimmerman	Director	January 23, 2026